EXECUTION COPY

TRANSACTION AGREEMENT BY AND AMONG INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC., ARES SPECIAL SITUATIONS FUND IV, L.P. AND ASOF HOLDINGS I, L.P. Dated as of July 28, 2021

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TRANSACTION AGREEMENT
THIS TRANSACTION AGREEMENT (together with all exhibits and schedules hereto, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of July 28, 2021, is made by and among (i) Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”), (ii) Ares Special Situations Fund IV, L.P., a Delaware limited partnership (“ASSF”), and (iii) ASOF Holdings I, L.P., a Delaware limited partnership (“ASOF”, and together with ASSF, “Ares” or the “Ares Parties”, and, each an “Ares Party”). The Company and the Ares Parties are each referred to herein individually as a “Party”, and, collectively as the “Parties.”
RECITALS
WHEREAS, on the date hereof, (a) ASSF owns (i) 2649.00 shares of Series A Preferred Stock (as defined herein), (ii) 33,030.00 shares of Series B-1 Preferred Stock (as defined herein), (iii) 25,000.00 shares of Series B-2 Preferred Stock (as defined herein), (iv) 27,898.0 shares of Series B-3 Preferred Stock (as defined herein) and (v) 3,092,794 Warrants (as defined herein), and (b) ASOF owns (i) 14,833.50 shares of Series A Preferred Stock, (ii) 16,970.00 shares of Series B-1 Preferred Stock, (iii) 25,000.00 shares Series B-2 Preferred Stock, (iv) 71,225.87 shares of Series B-3 Preferred Stock and (v) 2,903,516 Warrants;
WHEREAS, subject to the terms and the conditions contained in this Agreement, at the Closing (as defined below), the Company and the Ares Parties wish to consummate the following transactions: (i) the Ares Parties will convert and exchange all outstanding shares of Series A Preferred Stock held by the Ares Parties for a number of newly-issued shares of Common Stock calculated in accordance herewith; (ii) in connection with such conversion of Series A Preferred Stock, the Company will issue the Ares Parties a number newly-issued shares of Common Stock corresponding to the number of Anti-Dilution Warrants (as defined herein) that would be issuable in connection with the conversion and exchange described in the foregoing clause (i) pursuant to the terms of the October 2019 ECA, the August 2019 ECA and the May 2019 ECA (each as defined herein); (iii) the Company will repurchase all outstanding shares of Series B Preferred Stock held by the Ares Parties for consideration calculated in accordance herewith on the Closing Date (other than the shares of Series B Preferred Stock to be repurchased at the Deferred Repurchase Closing, which shall be repurchased on the Deferred Repurchase Closing Date), and will repurchase or redeem the number of shares of Series B-3 Preferred Stock required to be repurchased or redeemed from holders other than the Ares Parties in connection with the Initial Repurchase pursuant to Section 7(h) of the Series B-3 COD; (iv) the Ares Parties will exercise 100% of the Warrants held by them (including all Anti-Dilution Warrants) (the transactions contemplated by clauses (i)-(iv) of this recital, together with the 2021 Equity Offering (as defined below), the “Recapitalization”); (v) the Company and the Ares Parties will enter into a Stockholders Agreement in substantially the form attached hereto as (A) Exhibit A-1, in the event that, as a result of Ares’ participation in the 2021 Equity Offering, Ares will Beneficially Own (as defined herein) not less than the Stockholders Agreement Trigger Amount (as defined herein) as of the Measurement Time (the “Trigger Stockholders

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Agreement”), or (B) Exhibit A-2, in the event that, as a result of Ares’ participation in the 2021 Equity Offering, Ares will Beneficially Own less than the Stockholders Agreement Trigger Amount as of the Measurement Time (the “Alternative Stockholders Agreement”); and (vi) the Company and the Ares Parties will enter into a Sixth Amendment to Amended and Restated Registration Rights Agreement (as defined herein) in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement Amendment”);
WHEREAS, prior to or substantially concurrently with the Closing, the Company intends to consummate the 2021 Equity Offering, and promptly thereafter the Company intends to consummate the 2021 Senior Unsecured Notes Offering and the 2021 Refinancing (each as defined herein);
WHEREAS, the Special Transaction Committee of the Board consisting of independent members of the Board (the “Special Committee”) has, based upon the information provided to it, and subject to the satisfaction of certain conditions, unanimously determined that this Agreement and the transactions contemplated hereby are advisable, fair and in the best interests of the Company and its stockholders and recommended to the Company’s Board that the Board authorize the execution, delivery and performance of this Agreement (the “Special Committee Recommendation”); and
WHEREAS, (i) all of the members of the Board except for two abstaining members voted on this Agreement and the transactions contemplated hereby, and (ii) the members of the Board who voted on this Agreement and the transactions contemplated hereby unanimously determined that this Agreement and the transactions contemplated hereby are advisable, fair and in the best interests of the Company and its stockholders and authorized the execution, delivery and performance of this Agreement.
NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, the Company (on behalf of itself and each of its direct and indirect Subsidiaries) and each of the other Parties hereby agrees as follows:
Article I
DEFINITIONS
Section I.1Definitions.
Except as otherwise expressly provided in this Agreement, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below:
“1934 Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
“2021 Equity Offering” means a public offering of shares of Common Stock and Prepaid Warrants with aggregate gross proceeds of not less than $175.0 million on the terms set

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forth in the draft Prospectus Supplement dated July 28, 2021 provided to the Ares Parties on the date hereof.
“2021 Equity Offering Price” means the price per share of Common Stock sold to the public in the 2021 Equity Offering.
“2021 Refinancing” means the refinancing of the credit facility governed by the Credit Agreement on substantially the terms set forth in the Indicative Term Sheet dated July 20, 2021 with CIBC most recently provided to the Ares Parties prior to entry into this Agreement.
“2021 Senior Unsecured Notes Offering” means a public offering of not less than $285.0 million and not more than $300.0 million aggregate principal amount of senior unsecured notes on substantially the terms set forth in the draft Offering Memorandum most recently provided to the Ares Parties prior to entry into this Agreement.
“Action” means, any action, suit, claim, arbitration, mediation, litigation, hearing, or other proceeding by or before any court, tribunal or arbitrator or any Governmental Entity.
“Adjusted Net Offering Proceeds” means (i) the gross cash proceeds received by the Company and its Subsidiaries as a result of the 2021 Equity Offering, calculated net of the underwriters’ discount paid by the Company and its Subsidiaries in connection therewith, less (ii) the Other Holders Initial Repurchase Amount.
“Adjusted Outstanding Basis” means, with respect to Voting Securities, the number of outstanding Voting Securities assuming the exercise and/or conversion of all outstanding warrants, options and other exercisable and/or convertible Capital Stock of the Company and its Subsidiaries (using the treasury stock method with respect to options as described in (d) and calculated as set forth in the last sentence immediately below), excluding in each case (i) any warrants issued with an exercise price of $11.50 per share in connection with the Company’s initial public offering of Common Stock and (ii) any contingent rights with respect to Anti-Dilution Warrants (as defined herein) pursuant to the terms of the October 2019 ECA, the August 2019 ECA and the May 2019 ECA (each as defined herein). For the avoidance of doubt, “Adjusted Outstanding Basis” shall include (a) the number of issued and outstanding shares of Common Stock after giving effect to the 2021 Equity Offering, the Series A Conversion and the other transactions contemplated by this Agreement, and the exercise of the Warrants (including both the Series B Warrants and the Anti-Dilution Warrants) by the Ares Parties in accordance with this Agreement, (b) the number of shares of Common Stock issuable upon the exercise of any Prepaid Warrants, without giving effect to any limitations on exercise thereof, (c) the number of shares of Common Stock issuable upon the exercise of Warrants (including both the Series B Warrants and the Anti-Dilution Warrants) not owned by the Ares Parties, and (d) the number of shares of Common Stock issuable upon the exercise or conversion of vested and unvested options (using the treasury stock method for assumed cashless, net share settlements), restricted stock units and performance units issued under the Company’s long-term incentive plan (i.e., the 2018 IEA Equity Incentive Plan). The treasury stock method used with respect to options shall be based on the 2021 Equity Offering Price.

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“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person; provided, however, that (i) none of the Ares Parties or any of their respective Affiliates or Affiliated Funds shall be deemed to be an Affiliate of the Company or any of its direct and indirect Subsidiaries for purposes of this Agreement and (ii) no “portfolio company” (as such term is customarily used in the private equity industry) of any Affiliated Fund of an Ares Party shall be deemed to be an Affiliate of such Ares Party. “Affiliated” has a correlative meaning.
“Affiliated Fund” means, in relation to each Ares Party, any investment fund the primary investment advisor to or manager of which is such Ares Party or an Affiliate thereof.
“Agreement” has the meaning set forth in the Preamble.
“Alternative Stockholders Agreement” has the meaning set forth in the Recitals.
“Ares” has the meaning set forth in the Preamble.
“Ares Expense Reimbursement Payment” means all reasonable and documented out-of-pocket costs and expenses incurred by Ares and its Affiliates (including attorney and advisor fees) prior to, on or after the date hereof in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and funding of the transactions contemplated by this Agreement, not to exceed $500,000 (excluding, for the avoidance of doubt, any Ares Filing Expenses), without the prior written consent of the Company.
“Ares Filing Expenses” means all reasonable and documented out-of-pocket costs and expenses incurred by Ares and its Affiliates (excluding attorney and advisor fees) in connection with (i) any public reporting or other public filing requirements relating to Ares’ investment in the Company (including pursuant to Section 13 of the 1934 Act) in connection with the transactions contemplated by this Agreement (including the Deferred Repurchase Closing) and the 2021 Equity Offering (including the exercise of any Prepaid Warrants purchased in the 2021 Equity Offering) and (ii) the matters contemplated in Section 5.2 (including any filing fees relating to any HSR Form).
“Ares Parties” has the meaning set forth in the Preamble.
“ASOF” has the meaning set forth in the Preamble.
“ASSF” has the meaning set forth in the Preamble.
“August 2019 ECA” means that certain Equity Commitment Agreement, dated as of August 13, 2019, by and among the Company and the other parties thereto, as amended through the date hereof.
“Beneficially Own” means with respect to any securities, having “beneficial ownership” thereof for purposes of Rule 13d-3 of the 1934 Act. Similar terms such as “Beneficial Ownership” and “Beneficial Owner” have correlative meanings.

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“Board” means the Board of Directors of the Company.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are required or permitted to be closed in the State of California or the State of New York.
“Bylaws” means the bylaws of the Company, as amended through the date hereof.
“Capital Stock” means (a) any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation; (b) any ownership interests in a Person other than a corporation, including membership interests, partnership interests, joint venture interests and beneficial interests; and (c) any warrants, options, convertible or exchangeable securities, subscriptions, rights (including any preemptive or similar rights), calls or other rights to purchase or acquire any of the foregoing.
“Certificate of Incorporation” means the certificate of incorporation of the Company, as amended through the date hereof.
“Closing” has the meaning set forth in Section 2.2(a).
“Closing Date” has the meaning set forth in Section 2.2(a).
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Stock” means the common stock, par value $0.0001 per share, of the Company.
“Company” has the meaning set forth in the Preamble.
“Company Organizational Documents” means the Certificate of Incorporation and the Bylaws.
“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral.
“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. “Controlled” has a correlative meaning.
“Credit Agreement” means that certain Second Amended and Restated Credit and Guarantee Agreement, dated as of September 25, 2018, as amended and restated as of November 2, 2018, as further amended and restated as of November 16, 2018, as further amended and restated by that Third Amended and Restated Credit and Guarantee Agreement dated as of May 20, 2019, as further amended by the first amendment dated as of October 30, 2020.

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“Deferred Repurchase” has the meaning set forth in Section 2.1(c)(ii).
“Deferred Repurchase Closing” has the meaning set forth in Section 2.1(c)(ii).
“Deferred Repurchase Closing Date” has the meaning set forth in Section 2.1(c)(ii).
“Deferred Repurchase Payment” has the meaning set forth in Section 2.1(c)(ii).
“Definitive Documents” means this Agreement, the Stockholders Agreement, the Registration Rights Agreement Amendment, the Prepaid Warrant Agreement and each of the other agreements and instruments entered into and delivered by the Parties hereto in connection with the transactions contemplated hereby.
“DOJ” has the meaning set forth in Section 5.2(c).
“FTC” has the meaning set forth in Section 5.2(c).
“Fundamental Representations” has the meaning set forth in Section 8.4.
“Fundamental Transaction” means any transaction (including any merger, issuance of Capital Stock or amendment of the Company Organizational Documents, but excluding the election of directors) requiring approval of the stockholders of the Company pursuant to applicable Law or the Company Organizational Documents.
“Fundamental Transaction Proposal” means any proposal to be voted upon by stockholders of the Company relating to any Fundamental Transaction or in furtherance of a potential Fundamental Transaction.
“GAAP” means United States generally accepted accounting principles, consistently applied, as in effect from time to time.
“Governmental Entity” means any applicable nation, state, county, city, town, village, district or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), stock exchange, multi-national organization or body, or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or Taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“HSR Form” has the meaning set forth in Section 5.2(b).

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“Indebtedness” means (a) any indebtedness or other obligation for borrowed money, whether current, short-term or long-term and whether secured or unsecured; (b) any indebtedness evidenced by any note, bond, debenture or other security or similar instrument; (c) any liabilities with respect to interest rate or currency swaps, collars, caps and similar hedging obligations; (d) any liabilities in respect of any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which liabilities are required to be classified and accounted for under GAAP as capital leases; (e) any liabilities under any performance bond or letter of credit or any bank overdrafts and similar charges; (f) any accrued interest, premiums, penalties and other obligations relating to the foregoing items in clauses (a) through (e); and (g) any indebtedness referred to in clauses (a) through (f) above of any Person that is either guaranteed (including under any “keep well” or similar arrangement) by, or secured (including under any letter of credit, banker’s acceptance or similar credit transaction) by any Lien upon any property or asset owned by, the Company or any of its Subsidiaries.
“Indemnified Person” has the meaning set forth in Section 8.1.
“Indemnifying Party” has the meaning set forth in Section 8.1.
“Initial Repurchase” has the meaning set forth in Section 2.1(c)(i).
“Initial Repurchase Payment” has the meaning set forth in Section 2.1(c)(i).
“Intended Tax Treatment” has the meaning set forth in Section 5.4.
“Law” means any law, statute, code, ordinance, regulation, rule, rule of common law, order, judgment, decree, injunction or treaty of any of any Governmental Entity.
“Lien” means any lien, adverse claim, charge, option, right of first refusal, preemptive right, servitude, security interest, mortgage, pledge, deed of trust, easement, encumbrance, restriction on transfer, Taxes, conditional sale or other title retention agreement, defect in title or other restrictions of any kind; provided that restrictions on transfer arising under applicable securities Laws shall not be Liens.
“Losses” has the meaning set forth in Section 8.1.
“Material Adverse Effect” means any effect, change, event, development, condition or occurrence that, individually or together with one or more effects, changes, events, developments, conditions or occurrences, has had or would be reasonably expected to have or result in a material adverse effect or material adverse change on the business, assets, liabilities, properties, financial condition or operating results of the Company and its Subsidiaries, taken as a whole, or to the ability of the Company to consummate timely the transactions contemplated by this Agreement.
“Material Contract” means any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act.

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“May 2019 ECA” means the Amended and Restated Equity Commitment Agreement, dated as of May 20, 2019, by and among the Company and the other parties thereto, as amended through the date hereof.
“Measurement Time” means immediately following the consummation of the 2021 Equity Offering (for the avoidance of doubt, after giving effect to the Ares Parties’ participation in the 2021 Equity Offering, including any purchase of Prepaid Warrants by the Ares Parties in accordance with Section 2.3(b)).
“Measurement Equity Lock Time” means 12:01 a.m. (local time at the Company’s principal place of business) on the pricing date for the 2021 Equity Offering.
“Nasdaq” means any national stock exchanges now or hereafter maintained by NASDAQ, including, without limitation, the NASDAQ Global Select Market, the NASDAQ Global Market and the NASDAQ Capital Market, on which the Common Stock is listed.
“Necessary Action” means with respect to any party and a specified result, all actions (to the extent such actions are not prohibited by applicable Law and within such party’s control, and in the case of any action that requires a vote or other action on the part of the Board to the extent such action is consistent with fiduciary duties that the Company’s directors may have in such capacity) necessary to cause such result, including (a) calling special meetings of stockholders, (b) voting or providing a written consent or proxy, if applicable in each case, with respect to Voting Securities, (c) causing the adoption of stockholders’ resolutions and amendments to the Company Organizational Documents, (d) executing agreements and instruments, (e) making, or causing to be made, with governmental or regulatory entities or authorities, all filings, registrations or similar actions that are required to achieve such result and (f) nominating or appointing certain individuals (including to fill vacancies) and providing the same level of efforts and provide the same level of support as is used and/or provided for the other director nominees of the Company for election of such individuals to the Board in connection with an annual or special meeting of stockholders of the Company.
“Newly Issued Common Stock” has the meaning set forth in Section 2.1(d).
“October 2019 ECA” means the Equity Commitment Agreement, dated as of October 29, 2019, by and among the Company and the other parties thereto, as amended through the date hereof.
“Optional Redemption Price” means, with respect to a share of Series B Preferred Stock, the “Optional Redemption Price” (as defined in the applicable Series B Certificate), as calculated as of the Closing or the Deferred Repurchase Closing, as applicable.
“Order” means any judgment, order, award, injunction, writ, permit, license, settlement or decree issued, promulgated, made, rendered or entered into by or with any Governmental Entity or arbitrator of applicable jurisdiction (in each case, whether temporary, preliminary or permanent).

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“Other Holders Initial Repurchase Amount” has the meaning set forth in Section 2.1(c)(iii).
“Party” or “Parties” has the meaning set forth in the Preamble.
“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Entity or other entity or organization.
“Prepaid Warrant Agreement” has the meaning set forth in Section 2.3(b).
“Prepaid Warrants” has the meaning set forth in Section 2.3(b).
“Recapitalization” has the meaning set forth in the Recitals.
“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated March 26, 2018, as amended by the First Amendment thereto, dated June 6, 2018, the Second Amendment thereto, dated May 20, 2019, the Third Amendment thereto, dated August 30, 2019, the Fourth Amendment dated November 14, 2019 and the Fifth Amendment thereto, dated February 3, 2021, by and among the Company, M III Sponsor I, LLC., a Delaware limited liability company, M III Sponsor I LP, a Delaware limited partnership, Seller, Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, in its capacity as the representative of the Seller, Cantor Fitzgerald & Co., and the other persons from time to time party thereto, including the parties to the Registration Rights Agreement Amendment.
“Registration Rights Agreement Amendment” has the meaning set forth in the Recitals.
“Related Party” means, with respect to any Person, (a) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of such Person and (b) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of any of the foregoing.
“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.
“Series A COD” means the Amended and Restated Certificate of Designations of Series A Preferred Stock, dated May 20, 2019.

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“Series A Conversion” has the meaning set forth in Section 2.1(a).
“Series A Preferred Stock” means the Series A preferred stock of the Company, par value $0.0001 per share.
“Series B Certificates” means the Series B-1 COD, the Series B-2 COD and the Series B-3 COD.
“Series B Preferred Stock” means collectively, Series B-1 Preferred Stock, Series B-2 Preferred Stock and Series B-3 Preferred Stock.
“Series B-1 COD” means that certain Second Amended and Restated Certificate of Designations of Series B-1 Preferred Stock of the Company, which sets forth the rights and obligations of the holders of Series B-1 Preferred Stock, dated as of November 14, 2019 as in effect immediately prior to the date hereof.
“Series B-1 Preferred Stock” means the Series B-1 Preferred Stock of the Company, par value $0.0001 per share, issued on the terms set forth in the Series B-1 COD.
“Series B-2 COD” means that certain Amended and Restated Certificate of Designations of Series B-2 Preferred Stock of the Company, which sets forth the rights and obligations of the holders of Series B-2 Preferred Stock, dated as of November 14, 2019 as in effect immediately prior to the date hereof.
“Series B-2 Preferred Stock” means the Series B-2 Preferred Stock of the Company, par value $0.0001 per share, issued on the terms set forth in the Series B-2 COD.
“Series B-3 COD” means that certain Certificate of Designations of Series B-3 Preferred Stock of the Company, which sets forth the rights and obligations of the holders of Series B-3 Preferred Stock, dated as of November 14, 2019 as in effect immediately prior to the date hereof.
“Series B-3 Preferred Stock” means the Series B-3 Preferred Stock of the Company par value $0.0001 per share, issued on the terms set forth herein and in the Series B-3 COD.
“Special Committee” has the meaning set forth in the Recitals.
“Special Committee Recommendation” has the meaning set forth in the Recitals.
“Stockholders Agreement” means the Trigger Stockholders Agreement or the Alternative Stockholders Agreement, as applicable.
“Stockholders Agreement Trigger Amount” means 37.8% of the issued and outstanding Voting Securities (calculated on an Adjusted Outstanding Basis) as of the Measurement Time, excluding the effects of any exercise of the underwriters’ overallotment option in the 2021 Equity Offering not to exceed 15% of the Capital Stock issued in such 2021

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Equity Offering; provided, if any Ares Parties transfer or otherwise dispose of any such Voting Securities of the Company prior to the Closing (other than pursuant to this Agreement), such securities shall be included for purposes of determining the foregoing Stockholders Agreement Trigger Amount; provided, further, that if any vested options exercisable into shares of Common Stock are exercised following the Measurement Equity Lock Time then such exercise shall be ignored for purposes of determining the foregoing Stockholders Agreement Trigger Amount and such vested options shall be considered to be outstanding for purposes of determining the foregoing Stockholders Agreement Trigger Amount.
“Subject Warrants” has the meaning set forth in Section 2.3(b).
“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests; or (b) has the power to elect a majority of the board of directors or similar governing body.
“Tax Contest” means any audit, suit, conference, action, assessment, investigation, claim, administrative or judicial proceeding, or other similar interaction with a Governmental Entity with respect to any Tax.
“Tax Returns” means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements supplied or required to be supplied to a Governmental Entity in connection with Taxes, including any schedule or attachment thereto or amendment thereof.
“Taxes” means (i) all taxes, assessments, duties, levies or other similar governmental charges paid or payable to a Governmental Entity, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon, (ii) any liability for such amounts described in clause (i) as a result of being a member of a combined, consolidated, unitary, or affiliated group and (iii) any and all liability for the payment of any amounts described above in clauses (i) and (ii) as a result of any express or implied obligation to indemnify any other person, or any successor or transferee liability. “Taxing” and “Taxation” each have a correlative meaning.
“Termination Date” has the meaning set forth in Section 9.1(b).
“Third Party Claim” has the meaning set forth in Section 8.2(a).
“Trigger Stockholders Agreement” has the meaning set forth in the Recitals.

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“Voting Securities” means the Common Stock and any other securities of the Company entitling the holder thereof to vote generally in the election of directors of the Company. For the avoidance of doubt, shares of Series A Preferred Stock and Series B Preferred Stock shall not constitute “Voting Securities” for purposes of this Agreement.
“Warrant Certificates” means (i) the Warrant Certificate, dated November 14, 2019, by and between the Company and ASSF, (ii) the Warrant Certificate, dated November 14, 2019, by and between the Company and ASOF, (iii) the Warrant Certificate, dated August 30, 2019, by and between the Company and ASSF, (iv) the Warrant Certificate, dated August 30, 2019, by and between the Company and ASOF, and (v) the Warrant Agreement, dated May 20, 2019, by and among the Company, ASSF and Continental Stock Transfer & Trust Company.
“Warrants” means warrants to purchase shares of Common Stock, at an exercise price of $0.0001 per share, represented by and on the terms set forth in the May 2019 ECA, the August 2019 ECA, the October 2019 ECA and the Warrant Certificates (as applicable) (the “Series B Warrants”), together with warrants issued under the May 2019 ECA, the August 2019 ECA, and the October 2019 ECA in connection with the Series A Conversion (the “Anti-Dilution Warrants”).
Section I.2Construction.
In this Agreement, unless the context otherwise requires:
(a)references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;
(b)references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (pdf), facsimile transmission or comparable means of communication;
(c)words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;
(d)the words “hereof,” “herein,” “hereto” and “hereunder,” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;
(e)the term “this Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;
(f)“include,” “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;

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(g)references to “day” or “days” are to calendar days;
(h)if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day;
(i)references to “the date hereof” or “the date of the Agreement” means the date of this Agreement;
(j)the word “or” is disjunctive but not necessarily exclusive;
(k)unless otherwise specified, references to any Law means such Law as amended from time to time and includes any successor Law thereto and any rules or regulations promulgated thereunder in effect from time to time; and
(l)references to “dollars” or “$” refer to currency of the United States of America, unless otherwise expressly provided.
Article II
CLOSING
Section II.1Closing Transactions. On the terms and subject to the conditions set forth herein, the Parties agree to consummate the following transactions at the Closing (or, solely with respect to the Deferred Repurchase, at the Deferred Repurchase Closing):
(a)Each Ares Party shall assign and transfer to the Company the shares of Series A Preferred Stock held by it, and in exchange for each such share of Series A Preferred Stock, the Company shall issue and deliver to such Ares Party a number of shares of Common Stock equal to the quotient of (i) the Stated Value (as defined in the Series A COD) with respect to such share of Series A Preferred Stock, divided by (ii) the lower of (A) the 2021 Equity Offering Price and (B) the product of (1) 0.955, multiplied by (2) the VWAP per share of Common Stock (as defined in the Series A COD) for the 30 consecutive Trading Days (as defined in the Series A COD) ending on the Trading Day immediately prior to the pricing date of the 2021 Equity Offering; provided, in any event such price shall not be lower than (1) 0.90, multiplied by (2) the VWAP per share of Common Stock (as defined in the Series A COD) for the 30 consecutive Trading Days (as defined in the Series A COD) ending on the Trading Day immediately prior to the pricing date of the 2021 Equity Offering (the “Series A Conversion”). The Parties agree that such shares of Common Stock shall be issued in reliance upon the exemption from registration set forth in Section 3(a)(9) of the Securities Act.
(b)In accordance with the October 2019 ECA, the August 2019 ECA and the May 2019 ECA and in connection with the Series A Conversion, the Company shall issue to each Ares Party the number of shares of Common Stock that corresponds to the number of Anti-Dilution Warrants issuable to such Ares Party at or prior to the Closing pursuant to (i) Section 5.6(e)(i) of the October 2019 ECA, (ii) Section 5.6(e) of the August 2019 ECA and (iii) Section

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5.6(e) of the May 2019 ECA (as a deemed immediate exercise of such Warrants), and shall issue Anti-Dilution Warrants to any other applicable parties thereto in accordance therewith. The Parties agree that the Company’s issuance of Common Stock pursuant to this Section 2.1(b) shall satisfy the Company’s obligations to the Ares Parties pursuant to Section 5.6(e)(i) of the October 2019 ECA, Section 5.6(e) of the August 2019 ECA and Section 5.6(e) of the May 2019 ECA, in each case solely with respect to the Series A Conversion (and, for the avoidance of doubt, each of the October 2019 ECA (including Section 5.6(e)(i) thereof), the August 2019 ECA (including Section 5.6(e) thereof) and the May 2019 ECA (including Section 5.6(e) thereof) shall continue in full force and effect in its respective entirety following the Closing), and such shares of Common Stock shall be issued in reliance upon the exemption from registration set forth in Section 3(a)(9) of the Securities Act.
(c)
(i)In accordance with the Series B Certificates and subject to the provisions of this Section 2.1(c), the Company shall use the Adjusted Net Offering Proceeds to repurchase, on a pro rata basis from each Ares Party, at a cash purchase price equal to the Optional Redemption Price with respect to each applicable share of Series B Preferred Stock as of the Closing Date (the aggregate cash payment payable to each Ares Party pursuant to such repurchase, such Ares Party’s “Initial Repurchase Payment”), a number of shares of Series B Preferred Stock held by the Ares Parties with an aggregate Optional Redemption Price equal to the Adjusted Net Offering Proceeds (rounded down to the nearest whole share) (such repurchase, the “Initial Repurchase”).
(ii)Promptly (but in any event within one (1) Business Day) following the consummation of the 2021 Senior Unsecured Notes Offering and the 2021 Refinancing, the Company shall repurchase, at a cash purchase price equal to the Optional Redemption Price with respect to each share of Series B Preferred Stock owned by an Ares Party as of the Deferred Repurchase Closing Date (the aggregate cash payment payable to each Ares Party pursuant to such repurchase, such Ares Party’s “Deferred Repurchase Payment”), all of the remaining shares of Series B Preferred Stock held by the Ares Parties (such repurchase, the “Deferred Repurchase”, and the closing of the Deferred Repurchase, the “Deferred Repurchase Closing”, and the date of the Deferred Repurchase Closing, the “Deferred Repurchase Closing Date”).
(iii)In accordance with the Series B Certificates, (i) substantially concurrently with or promptly following the Initial Repurchase, the Company shall repurchase or redeem the number of shares of Series B-3 Preferred Stock required to be repurchased or redeemed from holders other than the Ares Parties in connection with the Initial Repurchase pursuant to Section 7(h) of the Series B-3 COD, in each case at the same price per share of Series B-3 Preferred Stock as paid in the Initial Repurchase (the aggregate price for the repurchase contemplated by this clause (i), the “Other Holders Initial Repurchase Amount”), and (ii) substantially concurrently with or promptly following the Deferred Repurchase, the Company shall repurchase the remaining shares of Series B-3 Preferred Stock required to be repurchased from holders other than the Ares

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Parties in connection with the Deferred Repurchase pursuant to Section 7(h) of the Series B-3 COD, in each case at the same price per share of Series B-3 Preferred Stock as paid in the Deferred Repurchase.
(d)Each Ares Party shall exercise each Warrant held by it to purchase the applicable number of shares of Common Stock relating to each such Warrant (such shares of Common Stock, together with the shares of Common Stock to be issued pursuant to Section 2.1(a), Section 2.1(b) and Section 2.1(c), the “Newly Issued Common Stock”).
(e)The Company and the Ares Parties shall enter into the applicable Stockholders Agreement in accordance with Section 2.2.
(f)The Company and the Ares Parties shall enter into the Registration Rights Agreement Amendment.
An illustrative calculation of (i) the number of shares of Newly Issued Common Stock issuable to each Ares Party pursuant to Section 2.1(a), Section 2.1(b) and Section 2.1(d) and (ii) the Initial Repurchase Payment and Deferred Repurchase Payment payable to each Ares Party pursuant to Section 2.1(c), in each case assuming a Closing Date of August 2, 2021 and certain other assumptions, is attached hereto as Exhibit D.
Section II.2Closing.
(a)The closing of the transactions contemplated hereby under Section 2.1 (the “Closing”) shall take place remotely via the electronic exchange of documents and signatures, or at such other time and place as the Parties may agree in writing, on the first (1st) Business Day after satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions); provided that in no event shall the Closing occur prior to July 30, 2021. The date on which the Closing actually occurs shall be referred to herein as the “Closing Date”.
(b)At the Closing, the Company shall:
(i)deliver or cause to be delivered to each Ares Party:
(A)(1) book-entry delivery on the books of the Company’s transfer agent for the Common Stock, or such other evidence reasonably acceptable to such Ares Party, evidencing the ownership by such Ares Party of (x) the applicable number of shares of Common Stock issuable pursuant to Section 2.1(a), Section 2.1(b) and Section 2.1(d) and (y) if applicable, any replacement certificates with respect to the applicable shares of Series B Preferred Stock not repurchased at the Closing and to be repurchased at the Deferred Repurchase Closing, and (2) book-entry delivery of any shares of Common Stock issuable in the 2021 Equity Offering through the facilities of The Depository Trust Company (“DTC”) for the account of the applicable Ares Parties with the applicable DTC

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participant in the 2021 Equity Offering and physical delivery of any Prepaid Warrant Agreement and any Prepaid Warrants;
(B)such Ares Party’s Initial Repurchase Payment payable as of the Closing in accordance with Section 2.1(c) (but not, for purposes of clarification, such Ares Party’s Deferred Repurchase Payment), by wire transfer of immediately available funds to a bank account designed by such Ares Party to the Company at least one (1) Business Day prior to the Closing Date;
(C)a certificate of good standing of the Company as of a date no earlier than two (2) Business Days prior to the Closing Date;
(D)the certificate contemplated by Section 7.1(f);
(E)(1) subject to the Ares Parties Beneficially Owning not less than the Stockholders Agreement Trigger Amount as of the Measurement Time, counterparts to the Trigger Stockholders Agreement (in form and substance reasonably acceptable to Ares), duly executed by the Company and the other parties thereto (other than Ares), or (2) otherwise, counterparts to the Alternative Stockholders Agreement (in form and substance reasonably acceptable to Ares), duly executed by the Company and the other parties thereto (other than Ares);
(F)counterparts to the Registration Rights Agreement Amendment (in form and substance reasonably acceptable to Ares), duly executed by the Company and the other parties thereto (other than Ares); and
(G)copies of (i) the Special Committee Recommendation and (ii) the resolutions or written consents duly adopted by the Board authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, with each certified by the Company’s Secretary;
(ii)pay, or cause to be paid to Ares, the unpaid portion of the Ares Expense Reimbursement Payment; provided that, the Ares Expense Reimbursement Payment shall in any event be due and payable to Ares within two (2) Business Days following termination of this Agreement pursuant to Article IX (other than in the event that the material breach by Ares of its obligations hereunder is the cause of such termination);
(iii)if requested by the Ares Parties, cause the additional Ares Representative (as such term is defined in the Stockholders Agreement) to be appointed to the Board in accordance with Section 1.1(a) of the Stockholders Agreement; and
(iv)deliver or cause to be delivered any other customary documents or certificates reasonably requested by the Ares Parties which are reasonably necessary to give effect to the Closing.

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(c)At the Closing, each Ares Party shall deliver to the Company: (i) one or more certificates representing (x) all of the shares of Series A Preferred Stock held by such Ares Party and (y) all of the applicable shares of Series B Preferred Stock held by such Ares Party to be repurchased at the Closing pursuant to the first sentence of Section 2.1(c); (ii) duly executed notices of exercise with respect to all Warrants held by such Ares Party, together with payment of the aggregate exercise price for all such Warrants by wire transfer of immediately available funds, to a bank account designed by the Company to the Ares Parties at least one (1) Business Day prior to the Closing Date; (iii) (A) subject to the Ares Parties Beneficially Owning not less than the Stockholders Agreement Trigger Amount as of the Measurement Time, counterparts to the Trigger Stockholders Agreement duly executed by such Ares Party, or (B) otherwise, counterparts to the Alternative Stockholders Agreement duly executed by such Ares Party; (iv) counterparts to the Registration Rights Agreement Amendment, duly executed by such Ares Party; and (v) any other customary documents or certificates reasonably requested by the Company which are reasonably necessary to give effect to the Closing.
(d)At the Deferred Repurchase Closing, (i) the Ares Parties shall deliver one or more certificates representing the remaining shares of Series B Preferred Stock held by such Ares Party and (ii) the Company shall deliver to each Ares Party such Ares Party’s Deferred Repurchase Payment, by wire transfer of immediately available funds to a bank account designed by such Ares Party to the Company on or prior to the Deferred Repurchase Closing Date.
Section II.3Ares Participation in 2021 Equity Offering.
(a)The Parties acknowledge that the Ares Parties intend to participate in the 2021 Equity Offering by offering to purchase shares of Common Stock and/or Prepaid Warrants in the 2021 Equity Offering. Such participation in the 2021 Equity Offering shall be in the Ares Parties’ sole discretion and shall depend on, inter alia, market conditions. The Ares Parties shall have no liability to any Person if they decide not to participate in the 2021 Equity Offering, and nothing in this Agreement (including the representations and warranties set forth in Article IV) shall be construed as a commitment or promise by the Ares Parties to participate in the 2021 Equity Offering. For the avoidance of doubt, the Parties acknowledge that any order by the Ares Parties in the 2021 Equity Offering shall be revocable until such order is confirmed by the underwriter for the 2021 Equity Offering.
(b)The Parties acknowledge and agree that (i) if the participation by the Ares Parties in the 2021 Equity Offering will result in the Ares Parties and their Reporting Affiliates (as defined in the Trigger Stockholders Agreement) Beneficially Owning in excess of thirty-two percent (32%) of the issued and outstanding Voting Securities, any participation by the Ares Parties in the 2021 Equity Offering in excess of such threshold percentage shall be effected through the issuance and sale in the 2021 Equity Offering to the Ares Parties of prepaid warrants to purchase shares of Common Stock (the “Prepaid Warrants”) represented by and on the terms set forth in a warrant agreement in substantially the form attached hereto as Exhibit C (the “Prepaid Warrant Agreement”), and (ii) if the participation by any Ares Party in the 2021 Equity Offering through the issuance and sale of shares of Common Stock and Prepaid Warrants would require the filing of an HSR Form pursuant to the HSR Act, the participation by such Ares Party

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in the 2021 Equity Offering to the extent causing such filing requirement shall be effected through the issuance and sale of Prepaid Warrants (any Prepaid Warrants acquired pursuant to this clause (ii), “Subject Prepaid Warrants”).
(c)The Parties agree that promptly following any approval or the expiration of any applicable waiting period in connection with the filing of an HSR Form pursuant to the HSR Act relating to the exercise of the Subject Prepaid Warrants, the Ares Parties will exercise such Subject Prepaid Warrants (subject to the thirty-two percent (32%) Beneficial Ownership limitation set forth above in clause (i) of Section 2.3(b) and the corresponding thirty-two percent (32%) Beneficial Ownership limitation in the Prepaid Warrant Agreement); provided that the Ares Parties will have no liability if they fail to so exercise.
(d)If (i) the Ares Parties purchase any Subject Prepaid Warrants pursuant to clause (ii) of Section 2.3(b) and such Subject Prepaid Warrants have not yet been exercised pursuant to Section 2.3(c) or the Ares Parties have not failed to exercise Subject Prepaid Warrants pursuant to Section 2.3(c), (ii) the Company submits any Fundamental Transaction Proposal to the vote of its stockholders, (iii) such Fundamental Transaction Proposal is approved by such vote, (iv) the Ares Parties held any Subject Prepaid Warrants as of the record date established for such vote and (v) the margin of approval for such vote is such that the Fundamental Transaction Proposal would not have been approved by a majority of votes cast if such Subject Prepaid Warrants (subject to the thirty-two percent (32%) Beneficial Ownership limitation set forth above in clause (i) of Section 2.3(b) and the corresponding thirty-two percent (32%) Beneficial Ownership limitation in the Prepaid Warrant Agreement, in each case except with respect to any Fundamental Transaction Proposal for which holders of Prepaid Warrants are entitled to vote on an as-exercised basis pursuant to the Prepaid Warrant Agreement) had been exercised immediately prior to such record date and the shares of Common Stock issued pursuant to such exercise been voted against such Fundamental Transaction Proposal by the Ares Parties, then the Company shall not consummate the transactions relating to such Fundamental Transaction Proposal without the prior written approval of each Ares Party that held any Subject Prepaid Warrants as of such record date.
Article III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to the Ares Parties as of the date hereof, as of the Closing and as of the Deferred Repurchase Closing as set forth on Annex I hereto (which Annex I is hereby incorporated by reference thereto).
Article IV
REPRESENTATIONS AND WARRANTIES OF THE ARES PARTIES
Each Ares Party, severally and not jointly, represents and warrants as to itself only, as of the date hereof, as of the Closing and as of the Deferred Repurchase Closing, as follows:

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Section IV.1Organization.
Such Ares Party, is a legal entity duly organized, validly existing and in good standing (or the equivalent thereof) under the Laws of its jurisdiction of incorporation or organization.
Section IV.2Organizational Power and Authority.
Such Ares Party has the requisite power and authority (corporate or otherwise) to enter into, execute and deliver this Agreement and to perform its obligations hereunder and has taken or will take all necessary action (corporate or otherwise) required for the due authorization, execution, delivery and performance by it of this Agreement and the transactions contemplated hereby.
Section IV.3Execution and Delivery.
This Agreement has been validly executed and delivered by such Ares Party, and, assuming due and valid execution and delivery hereof by the Company and the other Ares Party, will constitute valid and legally binding obligations of such Ares Party, enforceable against such Ares Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws limiting creditors’ rights generally or by equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity).
Section IV.4No Conflict.
The execution and delivery by such Ares Party of this Agreement and the consummation of the transactions contemplated hereby (a) will not conflict with, or result in a breach, modification, termination or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time or both), or result in the acceleration of, or the creation of any Lien under, any Contract to which such Ares Party is party or is bound or to which any of the property or assets or such Ares Party are subject, (b) will not result in any violation of the provisions of the certificate of incorporation or bylaws (or comparable constituent documents) of such Ares Party, and (c) subject to compliance with applicable requirements under the HSR Act solely with respect to the exercise of Subject Prepaid Warrants following the Closing (but for purposes of clarification, not with respect to the issuance of shares of Common Stock and Prepaid Warrants at the Closing or the participation of the Ares Parties in the 2021 Equity Offering in accordance with Section 2.3),will not result in any material violation of any Law or Order applicable to such Subject Party or any of its properties, except in each of the cases described in clauses (a) through (c), for any conflict, breach, modification, termination, violation, default, acceleration or Lien which would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact such Ares Party’s performance of its obligations under this Agreement.
Section IV.5Consents and Approvals.

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No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over such Ares Party or any of its properties is required for the execution and delivery by such Ares Party of this Agreement, the compliance by such Ares Party with the provisions hereof and the consummation of the transactions contemplated hereby, except (a) for filings and other applicable requirements under the HSR Act with respect to the exercise of Subject Prepaid Warrants following the Closing (but for purposes of clarification, not with respect to the issuance of shares of Common Stock and Prepaid Warrants at the Closing or the participation of the Ares Parties in the 2021 Equity Offering) and (b) filings with the SEC required with respect to the registration of the resale of the Common Stock and Prepaid Warrants in accordance with the Registration Rights Agreement (as amended by the Registration Rights Agreement Amendment), and any consent, approval, authorization, Order, registration or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact such Ares Party’s performance of its obligations under this Agreement.
Section IV.6No Registration.
Such Subject Party understands that (a) the Newly Issued Common Stock have not been registered under the Securities Act by reason of a specific exemption or exclusion from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of such Subject Party’s representations as expressed herein or otherwise made pursuant hereto and (b) the foregoing securities cannot be sold unless subsequently registered under the Securities Act or an exemption or exclusion from registration is available.
Section IV.7Purchasing Intent.
Such Subject Party is acquiring the Newly Issued Common Stock for its own account or accounts or funds over which it or its Affiliates or Affiliated Funds hold voting and/or investment discretion, not otherwise as a nominee or agent, and not otherwise with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and such Subject Party has no present intention of selling, granting any other participation in, or otherwise distributing the same, except in compliance with applicable securities Laws.
Section IV.8Sophistication; Investigation.
Such Subject Party has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Newly Issued Common Stock. Such Subject Party is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act and an “institutional account” within the meaning of Rule 4512 of the Financial Industry Regulatory Authority or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act. Such Subject Party understands and is able to bear any economic risks associated with such investment (including the necessity of holding such shares for an indefinite period of time). Except for the representations and warranties expressly set forth in this Agreement, such Subject Party has independently evaluated the merits and risks

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of its decision to enter into this Agreement and consummate the transactions contemplated hereby. As of the date hereof, to its knowledge, such Subject Party has been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Newly Issued Common Stock and the Prepaid Warrants that have been requested by such Subject Party. Such Subject Party has been afforded the opportunity to ask questions and receive answers from the Company. Based on the information such Subject Party has deemed appropriate, such Subject Party has independently made its own analysis and decision to enter into this Agreement.
Article V
ADDITIONAL COVENANTS
Section V.1Covenants of the Company. During the period from the date hereof until the earlier of the Deferred Repurchase Closing and the termination of this Agreement in accordance with Article IX, the Company shall, and shall cause each of its direct and indirect Subsidiaries to, comply with the following covenants:
(a)Affirmative Covenants: Except (x) as otherwise expressly required by this Agreement, (y) as required by applicable Law or (z) as consented to in writing by the Ares Parties, during the period from the date hereof until the earlier of the Deferred Repurchase Closing and the termination of this Agreement in accordance with Article IX, the Company shall, and shall cause each of its direct and indirect Subsidiaries to:
(i)use commercially reasonable efforts to preserve, in all material respects, present business organizations and relationships with suppliers, customers, lenders and others having business dealings with the Company and/or its Subsidiaries;
(ii)to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the transactions contemplated by this Agreement, support and take all steps reasonably necessary and desirable to address and resolve any such impediment;
(iii)use good faith and commercially reasonable efforts to obtain all required Governmental Entity and/or third-party approvals for the consummation of the transactions contemplated by this Agreement;
(iv)inform counsel to the Ares Parties as soon as reasonably practicable after becoming aware of: (A) any Material Adverse Effect to the consummation of the transactions contemplated by this Agreement, (B) any notice of any commencement of any material involuntary insolvency proceedings, legal suit for payment of debt or securement of security from or by any person in respect of the Company or any of its Subsidiaries, (C) a breach of this Agreement, and (D) any representation or statement made or deemed to be made by the Company or any of its Subsidiaries under this Agreement which is or proves to have been materially incorrect or misleading in any respect when made or deemed to be made;

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(v)maintain the good standing of the Company and any material Subsidiaries of the Company under the Laws of the state or other jurisdiction in which they are incorporated or organized;
(vi)make all necessary registrations, declarations and filings with, and notices to, Governmental Entities (including under the 1934 Act) (a) in the ordinary course of business consistent with past practice and (b) with respect to the transactions contemplated by this Agreement;
(vii)operate their business in the ordinary course consistent with past practice; and
(viii)provide, and direct its Representatives to provide, to the Ares Parties and their Representatives (A) reasonable access to the Company and its Subsidiaries’ books and records during normal business hours on reasonable advance notice to the Company and its Subsidiaries’ Representatives, (B) reasonable access to the Representatives of the Company and its Subsidiaries on reasonable advance notice to such persons and (C) such other information as reasonably requested by the Ares Parties and their Representatives.
(b)Negative Covenants: Except (w) in order to effect the 2021 Equity Offering, 2021 Senior Unsecured Notes Offering or the 2021 Refinancing, (x) as otherwise expressly required by this Agreement, (y) as required by applicable Law or (z) as consented to by the Ares Parties in writing, during the period from the date hereof until the earlier of the Deferred Repurchase Closing and the termination of this Agreement in accordance with Article IX, the Company shall not, and shall cause each of its direct and indirect Subsidiaries not to:
(i)transfer any material property, asset or right of the Company or its Subsidiaries or any material property, asset or right used in the business of the Company and its Subsidiaries to any person or entity outside of the ordinary course of business consistent with past practice, in each case except to the extent that 100% of the proceeds thereof are used to redeem shares of Series B Preferred Stock in accordance with the Series B Certificates;
(ii)engage in any material disposition, acquisition, leasing, investment or other similar transaction (whether by merger, consolidation or otherwise) outside of the ordinary course of business consistent with past practice, in each case except to the extent that 100% of the proceeds thereof are used to redeem shares of Series B Preferred Stock in accordance with the Series B Certificates;
(iii)incur, create, assume, guarantee or otherwise become liable for any Indebtedness, other than trade indebtedness, contingent liabilities under surety bonds, or Indebtedness under the Credit Agreement or under the new credit agreement resulting from the 2021 Refinancing, in each case, in the ordinary course of business consistent with past practice;

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(iv)amend the Company’s or any of its Subsidiaries’ organizational documents (whether by merger, consolidation or otherwise);
(v)split, combine, reclassify, redeem, repurchase, acquire, issue or deliver or amend the terms of any Capital Stock of the Company or any of its Subsidiaries (whether by merger, consolidation or otherwise), other than the transactions expressly contemplated by this Agreement;
(vi)create or incur any Lien on any capital stock, assets or properties of the Company or any of its Subsidiaries, other than (a) Liens related to the Credit Agreement or capital leases in place as of the date hereof or entered into after the date hereof in the ordinary course of business consistent with past practice or (b) immaterial Liens created or incurred in the ordinary course of business consistent with past practice, in each case solely to the extent that such actions would (individually or in the aggregate) reasonably be expected to prevent, impede, interfere with, delay or otherwise adversely affect the 2021 Senior Unsecured Notes Offering or the 2021 Refinancing;
(vii)declare, set aside, make or pay any dividend or other distribution (whether in stock, cash, other property or any combination thereof) with respect to any Capital Stock of the Company and its Subsidiaries (other than to holders of Series A Preferred Stock and Series B Preferred Stock of the Company);
(viii)amend or terminate any Material Contracts of the Company or its Subsidiaries, other than renewals, amendments, change orders and expirations of such Material Contracts in the ordinary course of business consistent with past practice, in each case solely to the extent that such actions would (individually or in the aggregate) reasonably be expected to prevent, impede, interfere with, delay or otherwise adversely affect the 2021 Senior Unsecured Notes Offering or the 2021 Refinancing;
(ix)waive, release, assign, settle or compromise any material action, suit, claim, cause of action, investigation, complaint, legal proceeding, administrative enforcement proceeding, arbitration proceeding or other proceeding or adjudicative matter by or before any Governmental Entity (other than settlements of force majeure claims or actions in the ordinary course of business consistent with past practice), in each case solely to the extent that such actions would (individually or in the aggregate) reasonably be expected to prevent, impede, interfere with, delay or otherwise adversely affect the 2021 Senior Unsecured Notes Offering or the 2021 Refinancing;
(x)settle or compromise any material Tax Contest, consent to any extension or waiver of any limitation period with respect to any material claim or assessment for Taxes, make, change or revoke any material Tax election or materially change any of the Company’s or its Subsidiaries’ accounting principles and methodologies (other than as required by GAAP), in each case solely to the extent that such actions would (individually or in the aggregate) reasonably be expected to prevent, impede, interfere with, delay or otherwise adversely affect the 2021 Senior Unsecured Notes Offering or the 2021 Refinancing;

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(xi)take any action for which consent of Ares is required pursuant to Sections 6(b) or 6(c) of the Series B-3 COD; or
(xii)agree, commit or offer to do any of the foregoing.
Section V.2Further Assurances; Closing Conditions; Filings.
(a)Each Party shall, and shall cause its Affiliates to (i) execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably requested by the other Parties as necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby and (ii) use commercially reasonable efforts to cause the conditions set forth in Article VII to be satisfied and to consummate the transactions contemplated herein. Without limiting the foregoing, the Company shall use its reasonable best efforts to consummate the 2021 Equity Offering as promptly as practicable after the date of this Agreement.
(b)The Company and the Ares Parties agree to (i) make an appropriate filing of one or more Notification and Report Forms (each, an “HSR Form”) as may be required pursuant to the HSR Act with respect to the exercise of any Subject Prepaid Warrants purchased by the Ares Parties in the 2021 Equity Offering or any other acquisitions of Capital Stock of the Company by the Ares Parties following the Closing (which shall request the early termination of any applicable waiting period under the HSR Act, to the extent available), which filings (to the extent relating to the exercise of any Subject Prepaid Warrants purchased by the Ares Parties in the 2021 Equity Offering) shall be made as promptly as reasonably practicable (and in any event within ten (10) Business Days) following the date of the Closing, (ii) make any other antitrust filings required with respect to the transactions contemplated by this Agreement and the participation of the Ares Parties in the 2021 Equity Offering (including the exercise of any Prepaid Warrants purchased by the Ares Parties in the 2021 Equity Offering) or any other acquisitions of Capital Stock of the Company by the Ares Parties following the Closing, which filings (to the extent relating to the transactions contemplated by this Agreement and the participation of the Ares Parties in the 2021 Equity Offering (including the exercise of any Prepaid Warrants purchased by the Ares Parties in the 2021 Equity Offering)) shall be made as promptly as reasonably practicable following the date of the Closing, (iii) supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or by any other Government Entity and (iv) use commercially reasonable efforts to promptly take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents that may be required pursuant to the HSR Act or other antitrust Laws with respect to the transactions contemplated by this Agreement and the participation of the Ares Parties in the 2021 Equity Offering (including the exercise of any Prepaid Warrants purchased by the Ares Parties in the 2021 Equity Offering). All costs and expenses (including filing fees) incurred in connection with such HSR Form(s) or other antitrust filings or obtaining such consents shall be borne by the Company.
(c)With respect to the filings required under Section 5.2(b), the Company and the Ares Parties shall use reasonable best efforts to (i) cooperate in all respects with the other Parties in connection with any filing or submission with a Governmental Entity in connection

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with the transactions contemplated by this Agreement and the participation of the Ares Parties in the 2021 Equity Offering (including the exercise of any Prepaid Warrants purchased by the Ares Parties in the 2021 Equity Offering), and in connection with any investigation or other inquiry by or before a Governmental Entity in connection with the transactions contemplated by this Agreement and the participation of the Ares Parties in the 2021 Equity Offering (including the exercise of any Prepaid Warrants purchased by the Ares Parties in the 2021 Equity Offering), including any proceeding initiated by a private Person, (ii) keep the other Parties informed in all material respects and on a reasonably timely basis of any material communication received by the Company or the Ares Parties, as the case may be, from or given by the Company or the Ares Parties, as the case may be, to the Federal Trade Commission (“FTC”), the Department of Justice (“DOJ”) or any other Governmental Entity and of any material communication received or given in connection with any proceeding by a private Person, in each case regarding the transactions contemplated by this Agreement and the participation of the Ares Parties in the 2021 Equity Offering (including the exercise of any Prepaid Warrants purchased by the Ares Parties in the 2021 Equity Offering), (iii) subject to applicable Laws relating to the exchange of information, and to the extent reasonably practicable, consult with the other Parties with respect to information relating to such Party and its Subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third Person or any Governmental Entity in connection with the transactions contemplated by this Agreement, other than “4(c) and 4(d) documents” as such term is used in the rules and regulations under the HSR Act and other confidential information contained in the HSR Form, and (iv) to the extent permitted by the FTC, the DOJ or such other applicable Governmental Entity or other Person, give the other Parties the opportunity to attend and participate in such meetings and conferences. The Ares Parties shall be entitled to control and direct any proceedings or negotiations with any Governmental Entities relating to any of the matters addressed in Section 5.2(b) or this Section 5.2(c), provided that the Ares Parties shall afford the Company a reasonable opportunity to participate therein.
Section V.3Advancement of Expenses.
Concurrently with or promptly (and in any event within one (1) Business Day) following the execution and delivery of this Agreement, the Company shall pay $250,000 to the Ares Parties by wire transfer of immediately available funds to one or more bank accounts designated by the Ares Parties to the Company, which payment shall be deemed to be an advance against a portion of the Ares Expense Reimbursement Amount payable pursuant to Section 2.2(b)(ii) and Ares Filing Expenses.
Section V.4Intended Tax Treatment
For U.S. federal income Tax purposes and applicable state and local Tax purposes: (a) the Parties agree to treat the Recapitalization as a “reorganization” of the Company within the meaning of Section 368(a)(1)(E) of the Code, (b) the Parties intend that this Agreement shall constitute the “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g), (c) the cash received by each Ares Party in the Recapitalization shall be treated as (i) received net of any cash contributed by such Ares Party in the 2021 Equity Offering and (ii) received in exchange for each of the securities surrendered in proportion to the

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relative fair market values of such securities, (d) all Common Stock and Prepaid Warrants held by the Ares Parties immediately following the conclusion of the Recapitalization shall be treated as received in the reorganization described in clause (a) above, and (e) any gain recognized by an Ares Party pursuant to Section 356(a) of the Code shall be characterized as capital gain or dividend income pursuant to Section 356(a)(2) of the Code (clauses (a)-(e) collectively, the “Intended Tax Treatment”). The Parties (x) shall file all Tax Returns in a manner consistent with the Intended Tax Treatment and (y) shall not take any position inconsistent with the Intended Tax Treatment in any Tax Return, in each case, unless required to do so by applicable Law or a final determination as defined in Section 1313 of the Code; provided, however, that nothing in this Agreement shall prevent any Party from settling any Tax Contest related to the Intended Tax Treatment and no Party shall be required to litigate any proposed deficiency or adjustment from a Governmental Entity arising from the Intended Tax Treatment.

Article VI
POST CLOSING COVENANTS
Section VI.12021 Senior Unsecured Notes Offering and 2021 Refinancing; DTC
(a)The Company shall use its reasonable best efforts to consummate the 2021 Senior Unsecured Notes Offering and the 2021 Refinancing promptly (and in any event within ten (10) days) following the Closing.
(b)If requested by the Ares Parties, the Company shall submit the Prepaid Warrants for eligibility for delivery through the facilities of DTC and use its reasonable best efforts to submit ensure the Prepaid Warrants become eligible for, and redelivered through, the facilities of DTC as soon as commercially reasonable for the account of the applicable Ares Parties with the applicable DTC participant in the 2021 Equity Offering or other DTC participant designated by the applicable Ares Parties.
(c)If requested by the Ares Parties, the Company shall use its reasonable best efforts to remove any restricted legends from all shares of Common Stock issued to Ares Parties pursuant to Section 2.1(a), Section 2.1(b) and Section 2.1(d) and reasonably cooperate with Ares Parties to facilitate the disposition of such shares of Common Stock, including by facilitating its eligibility for clearance through the facilities of DTC once permitted by applicable securities laws and DTC rules and regulations.
Section VI.2Ares Filing Expenses
From and after the Closing, the Company shall reimburse Ares for any Ares Filing Expenses incurred by Ares or its Affiliates, in each case promptly (and in any event within three (3) days) following request therefor.

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Article VII
CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
Section VII.1Conditions to the Obligations of the Ares Parties.
The obligations of each Ares Party to consummate the transactions contemplated hereby shall be subject to (unless waived in accordance with Section 7.2) the satisfaction of the following conditions prior to or at the Closing:
(a)Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.
(b)Governmental Approvals. All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.
(c)No Legal Impediment. No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement.
(d)Accuracy of the Representations and Warranties. (i) The Fundamental Representations shall be true and correct in all respects as of the date hereof and as of the Closing as though made at and as of the Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) and (ii) the other representations and warranties of the Company set forth on Annex I (A) that are qualified by “materiality”, “Material Adverse Effect” or similar qualifier shall be true and correct in all respects as of the date hereof and as of the Closing as though made at and as of the Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) and (B) that are not qualified by “materiality”, “Material Adverse Effect” or similar qualifier shall be true and correct in all material respects as of the date hereof and as of the Closing as though made at and as of the Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date).
(e)Compliance with Covenants. The Company shall have performed and complied, in all material respects, with all of its covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Closing.
(f)Delivery of the Closing Certificate. The Company shall have delivered to each Ares Party a certificate duly executed by the Chief Executive Officer of the Company certifying that the conditions set forth in clauses (a), (d) and (e) of this Section 7.1 have been fully satisfied.

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(g)2021 Equity Offering. The 2021 Equity Offering shall have been consummated prior to or substantially concurrently with the Closing.
(h)Other Deliverables and Actions. The Company shall have delivered or caused to be delivered and shall have taken each of the actions contemplated by Section 2.2(b).
Section VII.2Waiver of Conditions to Obligations of Ares Parties.
All or any of the conditions set forth in Section 7.1 may only be waived in whole or in part by a written instrument executed by all of the Ares Parties; provided that an Ares Party may waive in writing any or all of the conditions set forth in Section 7.1 solely with respect to itself.
Section VII.3Conditions to the Obligations of the Company.
The obligations of the Company to consummate the transactions contemplated hereby shall be subject to (unless waived in writing by the Company) the satisfaction of each of the following conditions prior to or at the Closing:
(a)Governmental Approvals. All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.
(b)No Legal Impediment. No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement.
(c)2021 Equity Offering. The 2021 Equity Offering shall have been consummated prior to or substantially concurrently with the Closing.
(d)Other Deliverables and Actions. The Ares Parties shall have delivered or caused to be delivered and shall have taken each of the actions contemplated by Section 2.2(c).
Article VIII
INDEMNIFICATION
Section VIII.1Indemnification Obligations.
(a)Following the Closing, the Company and its direct and indirect Subsidiaries (the “Indemnifying Parties” and each, an “Indemnifying Party”) shall, jointly and severally, indemnify and hold harmless each Ares Party and their respective Affiliates (other than the Indemnifying Parties), equity holders, members, partners, general partners, managers and its and their respective Representatives and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, charges, damages, liabilities, debts,

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penalties, fines, costs and expenses (including reasonable costs of investigation and defense and reasonable attorneys’ fees, costs and expenses) (collectively, “Losses”) that any such Indemnified Person may incur or to which any such Indemnified Person or its assets or properties may become subject based upon, arising out of or in connection with (i) any breach of, or any inaccuracy in, any representation or warranty made by the Company in this Agreement or in any of the Definitive Documents and/or (ii) any breach or default in performance by the Company of any covenants, agreements or obligations contained in this Agreement or in any of the other Definitive Documents.
(b)Following the date hereof, the Indemnifying Parties shall, jointly and severally, indemnify and hold harmless each Indemnified Person from and against any and all Losses that any such Indemnified Person may incur or to which any such Indemnified Person or its assets or properties may become subject based upon, arising out of or in connection with any direct or indirect Action by stockholders or creditors of the Company (including, for the avoidance of doubt, any derivative action) arising out of, relating to or in connection with any of the transactions contemplated by this Agreement or the Definitive Documents or any investigation or other action by any Governmental Entity arising out of, relating to or in connection with any of the transactions contemplated by this Agreement or the Definitive Documents.
(c)For the avoidance of doubt, (x) the amount of any Losses subject to indemnification pursuant to this Article VIII paid to an Indemnified Person shall include a gross-up to take into account such Indemnified Person’s and its Affiliates’ and Affiliated Funds’ ownership of Capital Stock in the Company such that, after payment of the grossed-up amount, such Indemnified Person will not have suffered any Losses and (y) the amount of any Losses for which indemnification is provided under this Article VIII paid to an Indemnified Person by an Indemnifying Party shall be net of any amounts actually recovered by such Indemnified Person under insurance policies with respect to such Loss; provided that, for the avoidance of doubt, any such insurance policies shall be excess and non-contributory.
Section VIII.2Indemnification Procedure.
(a)If any third party shall notify any Indemnified Person in writing with respect to any matter (a “Third Party Claim”) which may reasonably give rise to a claim for indemnification under this Article VIII, then the Indemnified Person shall promptly (and in any event within ten (10) Business Days after receiving notice of the Third Party Claim) notify each Indemnifying Party thereof in writing, describing the claim, the amount thereof (if known and quantifiable) and the basis of the claim; provided that the failure to so notify any Indemnifying Party shall not limit the indemnification obligations of the Indemnifying Parties under this Agreement, except to the extent that such failure to give notice has materially prejudiced a material defense or claim that would have otherwise been available to the Indemnifying Party.
(b)The Indemnifying Party will have the right to assume control of the defense against a Third Party Claim for Actions of the type described in Section 8.1(b) with counsel of its choice (reasonably satisfactory to the Indemnified Person) so long as the Indemnifying Party notifies the Indemnified Person promptly in writing (and in any event within

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10 days after the Indemnified Person has provided notice to the Indemnifying Party in accordance with Section 8.2(a)) that (i) the Indemnifying Party is electing to assume control of the defense, (ii) such matter is subject to indemnification hereunder and (iii) the Indemnifying Party will satisfy its indemnification obligations to the extent required under this Article VIII.
(c)Notwithstanding Section 8.2(b), the Indemnifying Party shall not have the right to participate in or assume the control of the defense against any Third Party Claim for Actions of the type described in Section 8.1(b) if: (i) the Third Party Claim relates to or arises in connection with any criminal matter; (ii) the Third Party Claim seeks an injunction or other equitable relief against any Indemnified Person other than precluding the consummation of the transactions contemplated by this Agreement; (iii) the Indemnifying Party has failed or is failing to defend in good faith the Third Party Claim; (iv) an Indemnified Person has been advised by outside counsel that a reasonable likelihood exists of a conflict of interest between an Indemnified Person and an Indemnifying Party in the event the Indemnifying Party elects to control or defend the Third Party Claim or (v) the Indemnifying Party has not acknowledged that such Third Party Claim is subject to indemnification pursuant to this Article VIII. If the Indemnifying Party elects to assume such control, the Indemnified Person shall have the right to participate in the negotiation, settlement or defense of such Third Party Claim and to retain counsel to act on its behalf; provided that the fees and disbursements of such counsel shall be paid by the Indemnified Person unless, such Indemnified Person has been advised by outside counsel that a reasonable likelihood of a conflict of interest between an Indemnifying Party and an Indemnified Person exists in respect of such Action (and in which case, the Indemnifying Party shall pay the reasonable fees and expenses of one (1) additional counsel (plus any reasonably necessary local counsel) as may be retained by such Indemnified Person in order to resolve such conflict or to represent such Indemnified Person in such Action solely with regard to such conflict matters). Until such time as the Indemnifying Party has delivered a written notice of intent to defend a Third Party Claim to the Indemnified Person in accordance with Section 8.2(a), the Indemnified Person shall, at the expense of the Indemnifying Party, undertake the defense of such Third Party Claim, and shall not settle or compromise such Third Party Claim without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed) unless the Indemnified Person expressly waives any right to seek or obtain indemnification hereunder or any other remedy against the Indemnifying Party with respect to such Third Party Claim. If the Indemnifying Party exercises its right to control the defense of a Third Party Claim, the Indemnifying Party shall obtain the prior written consent of the Indemnified Person before entering into any settlement of a Third Party Claim or ceasing to defend such Third Party Claim if, (i) pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief will be imposed against any Indemnified Person or any of its Affiliates, (ii) such settlement does not expressly and unconditionally release each of the Indemnified Persons and their respective Affiliates from all Losses with respect to such claim without prejudice, or (iii) if such settlement includes any statement as to an admission of fact, culpability or failure to act by or on behalf of any Indemnified Person or any of its Affiliates.
(d)In the event that the Indemnifying Party is not entitled, or otherwise elects not, to conduct the defense of a Third Party Claim in accordance with Section 8.2(a), Section

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8.2(b) or Section 8.2(c), (i) the Indemnified Person may defend against the Third Party Claim in any manner it may deem appropriate (and the Indemnified Person shall reasonably consult with the Indemnifying Party in connection therewith), (ii) the Indemnifying Party shall reimburse the Indemnified Person promptly and periodically for the costs of defending against the Third Party Claim (including attorneys’ fees and expenses reasonably incurred), and (iii) the Indemnifying Party shall remain obligated to indemnify the Indemnified Person to the extent required under this Article VIII. In the event the Indemnified Person is conducting the defense of the Third Party Claim, the Indemnified Person shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed) unless the Indemnified Person expressly waives any right to seek or obtain indemnification hereunder or any other remedy against the Indemnifying Party with respect to such Third Party Claim.
(e)Notwithstanding anything to the contrary set forth herein, the Indemnifying Party shall not be obligated to indemnify an Indemnified Person pursuant to Section 8.1(b) to the extent it is finally determined by a court of competent jurisdiction that any Losses relating to Actions of the type described in Section 8.1(b) incurred by such Indemnified Person arising out of such Indemnified Person’s bad faith or willful misconduct (and if prior indemnification payments have been made and it is later finally determined by a court of competent jurisdiction that such Indemnified Person acted (or failed to act) with bad faith or willful misconduct, such portion of the prior indemnification payments arising out of such Indemnified Person’s bad faith or willful misconduct shall be repaid to the Indemnifying Party).
Section VIII.3Treatment of Indemnification Payments.
All amounts paid by an Indemnifying Party to an Indemnified Person under this Article VIII shall, to the extent permitted by applicable Law, be treated as adjustments to the Initial Repurchase Payments and Deferred Repurchase Payments for all Tax purposes. The provisions of this Article VIII are an integral part of the transactions contemplated by this Agreement and without these provisions the Ares Parties would not have entered into this Agreement.
Section VIII.4Survival.
All pre-Closing covenants and other agreements contained in this Agreement shall survive for a period of twelve (12) months following the applicable date. All covenants and other agreements contained in this Agreement which by their terms are to be performed following the Closing shall survive the Closing until fully performed. The representations and warranties made in this Agreement shall survive the Closing Date as follows: (a) the representations and warranties set forth in Section (a) (Organization and Qualification), Section (b) (Authorization; Enforcement Validity), Section (c) (Issuance of Securities), Section (g) (No General Solicitation; Agent’s Fees) and Section (j) to the extent relating to Section 1(x) of the Underwriting Agreement and Section (k) (Equity Capitalization) of Annex I (collectively, the “Fundamental Representations”) shall survive indefinitely, (b) Section (j) of Annex I to the extent relating to any of Sections 1(hh), (ii) or (gg) of the Underwriting Agreement shall survive until the

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expiration of the statute of limitations plus sixty (60) days and (c) all other representations and warranties shall survive until the two (2)-year anniversary of the Closing.
Section VIII.5Subject Party Liabilities.
The aggregate liabilities of any Ares Party and its Affiliates (in their capacity as such) for Losses under this Agreement shall in no event exceed the sum of the Initial Repurchase Payment and the Deferred Repurchase Payment applicable to such Ares Party. For the avoidance of doubt, liabilities, if any, of each Ares Party under this Agreement shall be several and not joint and several.
Section VIII.6Damages.
Notwithstanding anything to the contrary in this Agreement, none of the Parties will be liable for, and none of the Parties shall claim or seek to recover, any punitive, special, indirect or consequential (other than to the extent reasonably foreseeable) damages or damages for lost profits, in each case except to the extent payable to any third party.
Section VIII.7Additional Matters.
For purposes of determining whether there has been a breach of a representation or warranty contained in this Agreement and for purposes of calculating Losses subject to indemnification pursuant to this Article VIII, the representations and warranties contained in this Agreement shall be deemed to have been made without any qualifications as to materiality, Material Adverse Effect, specified dollar thresholds or similar qualifications.
Section VIII.8Exclusive Remedy.
From and after the Deferred Repurchase Closing, the sole and exclusive remedy of each of the Ares Parties with respect to any breach of a representation, warranty, covenant or agreement by the Company in this Agreement shall be pursuant (and only pursuant) to the indemnification provisions set forth in this Article VIII; provided that nothing in this Section 8.8 shall limit (i) any claims for equitable remedies, and each Party shall be entitled to seek specific performance and injunctive relief and other equitable remedies in connection with any breach or threatened breach of a representation, warranty, covenant or agreement herein and (ii) any claims for fraud.
Article IX
TERMINATION
Section IX.1Termination.
This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Closing:
(a)by mutual written consent of the Company and the Ares Parties;

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(b)by the Company or any of the Ares Parties, upon written notice to the other Parties, if the Closing shall not have been consummated on or prior to 5:00 pm Pacific Time on August 15, 2021 (such date, the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not available to any Party whose breach of any representation, warranty, covenant or other agreement contained in this Agreement is the primary cause of the failure of the Closing to occur on or prior to the Termination Date;
(c)by the Company or any of the Ares Parties, upon written notice to the other Parties, if a Governmental Entity of competent jurisdiction has issued an Order or has taken any other action permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and such Order or action has become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to any Party whose breach of any representation, warranty, covenant or other agreement contained in this Agreement is the primary cause of the failure to avoid such Order or other action; or
(d)by any of the Ares Parties, upon written notice to the Company, if:
(i)(A) the Company has breached any representation, warranty, covenant or other agreement made by the Company in this Agreement or such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition to the Closing to not be able to be satisfied, (B) the Ares Party shall have delivered written notice of such breach or inaccuracy to the Company and (C) such breach or inaccuracy is not cured by the Company before the earlier of (x) the third (3rd) Business Day after receipt of such notice and (y) one (1) Business Day before the Closing Date; or
(ii)the Company or any of its direct or indirect Subsidiaries (A) voluntarily commences any case or files any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect; (B) consents to the institution of, or fails to contest in a timely and appropriate manner, any involuntary proceeding or petition described in the preceding subsection (A); (C) applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official with respect to the Company or any Affiliate or for a substantial part of the Company’s assets; (D) makes a general assignment or arrangement for the benefit of creditors; or (E) takes any corporate action for the purpose of authorizing any of the foregoing.
Section IX.2Effect of Termination.
Upon termination of this Agreement pursuant to this Article IX, this Agreement shall forthwith become void and there shall be no further obligations or liabilities on the part of the Parties; provided, that, Section 2.2(b)(ii), Article VIII (other than Section 8.1(a)), Section 10.1 and Section 10.3 through Section 10.12 (except as otherwise set forth therein) shall survive

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the termination of this Agreement; provided further that nothing set forth in this Agreement shall relieve any Party from liability for any willful or intentional breach of this Agreement.
Article X
GENERAL PROVISIONS
Section X.1Notices.
All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):
(a)If to the Company:
Infrastructure and Energy Alternatives, Inc.
6325 Digital Way, Suite 460
Indianapolis, Indiana 46278
Attn: Erin Roth, Office of General Counsel
Email: erin.roth@iea.net
with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: Michael Kim
E-mail: Michael.kim@kirkland.com

and to

Sidley Austin LLP
1000 Louisiana, Suite 600
Houston, Texas 77002
Attention: David C. Buck
E-mail: dbuck@sidley.com

(b)If to the Ares Parties:
c/o Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Attn: Scott Graves and Brad Friedman

with copies (which shall not constitute notice) to:

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Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: Kenneth Schneider, Esq.
Attention: Michael Vogel, Esq.
Section X.2Assignment; Third Party Beneficiaries.
Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred (in whole or in part) by any Party (whether by operation of law or otherwise) without the prior written consent of the Company and the Ares Parties, and any purported assignment or transfer in violation of this Section 10.2 shall be null and void ab initio, provided, that each Ares Party may assign any of its rights under this Agreement to any of its Affiliates. Except as provided in Article VIII with respect to the Indemnified Persons, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the Parties.
Section X.3Prior Negotiations; Entire Agreement.
This Agreement (including the agreements attached as Schedules and Exhibits to and the documents and instruments referred to in this Agreement, including the Definitive Documents) constitute the entire agreement of the Parties and supersede all prior agreements, arrangements or understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement. For the avoidance of doubt, nothing contained in this Agreement shall limit any rights to indemnification available to any Ares Party or any other Person from the Company or any of its Subsidiaries pursuant to the Company Organizational Documents, the May 2019 ECA, the August 2019 ECA, the October 2019 ECA or any other Contract.
Section X.4Governing Law; Venue: Forum.
THIS AGREEMENT (AND ANY CLAIMS OR CAUSE OF ACTION ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR STATUTE) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each of the Parties irrevocably and unconditionally agrees that, subject to the immediately following sentence of this Section 10.4, any legal action, suit or proceeding against it with respect to any matter arising under, out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware), and by execution and delivery of this Agreement, each of the Parties: (a) irrevocably submits itself to the nonexclusive jurisdiction of such court, (b) waives any objection to laying venue in any such action, suit or

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proceeding and (c) waives any objection that such court is an inconvenient forum or does not have jurisdiction over such Party.
Section X.5Waiver of Jury Trial.
EACH PARTY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR STATUTE).
Section X.6Counterparts.
This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.
Section X.7Waivers and Amendments; Rights Cumulative; Consent; Severability.
(a)This Agreement may be amended, restated, modified or changed only by a written instrument signed by the Company and all of the Ares Parties.
(b)[Intentionally Omitted.]
(c)Unless otherwise expressly set forth herein, the terms and conditions of this Agreement may be waived (A) by the Company only by a written instrument executed by the Company and (B) by the Ares Parties only by a written instrument executed by the Ares Parties. No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.
(d)In the event that any provision hereof would be invalid or unenforceable in any respect under applicable Law, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable Law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.
Section X.8Headings.
The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

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Section X.9Specific Performance.
It is understood and agreed by the Parties that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.
Section X.10Publicity.
Except as may be required to comply with the requirements of any applicable Law, including the federal securities laws, or the rules and regulations promulgated by the SEC or Nasdaq, no Party will, and each Party will cause its Affiliates and its Representatives not to, issue any press release or other public announcement relating to the subject matter of this Agreement or the transactions contemplated by this Agreement without the prior written approval (which approval will not be unreasonably withheld, conditioned or delayed) of the other Parties.
Section X.11No Recourse; Several Obligations.
Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Parties may be partnerships or limited liability companies, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any Party’s Affiliates, Affiliated Funds or Related Parties or Representatives or any of such Party’s Affiliates’, Affiliated Funds’ or Related Parties’ Affiliates or Representatives in each case other than the Parties to this Agreement and each of their respective successors and permitted assigns under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties or Representatives, as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, that nothing in this Section 10.11 shall relieve or otherwise limit the liability of any Party hereto or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Agreement or such other documents or instruments. For the avoidance of doubt, none of the Parties will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against any of the Parties or their respective successors and permitted assigns, as applicable. All obligations of the Ares Parties shall be several and not joint (or joint and several) and in no event shall an Ares Party have any liability or obligation with respect to the acts or omissions of the other Ares Party.

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Section X.12Relationship Among Parties.
(a)Notwithstanding anything herein to the contrary, the duties and obligations of the Ares Parties arising under this Agreement shall be several, not joint. Nothing contained herein and no action taken by any Ares Party pursuant to this Agreement shall be deemed to constitute or to create a presumption by any parties that the Ares Parties, are in any way acting in concert or as a “group” (or a joint venture, partnership or association) with any Person, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and each Ares Party confirms that it has independently participated in the negotiation of the transactions contemplated under this Agreement with the advice of counsel and advisors.
(b)In connection with any matter requiring consent or a request of the Ares Parties under this Agreement, there is no requirement or obligation that such holders agree among themselves to take such action and no agreement among such holders with respect to any such action. In connection with any matter that may be requested by the Ares Parties, each such holder may, through its counsel, make such request; provided, that the Company will only be required to take such action if it receives the request of the Ares Parties, as the case may be. In connection with any matter requiring consent of the Ares Parties hereunder, the Company will solicit consent independently from each such holder or its respective counsel; provided, that such consent shall only be granted if the approval of the Ares Parties (as applicable) is obtained. Notwithstanding the foregoing, unless the context otherwise requires, all Capital Stock of the Company held or acquired by the Ares Parties and any of their Affiliates shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations of the Ares Parties under this Agreement.
(c)The Company acknowledges that each Ares Party may be (or may be affiliated with) a full service financial firm and as such from time to time may, together with its Affiliates, effect transactions for its own account or the account of customers, and hold long or short positions in debt or equity securities or loans of business entities that may be the subject of the transactions contemplated by this Agreement. The Company hereby waives and releases, to the fullest extent permitted by Law, any claims the Company may have with respect to any conflict of interest arising from such transactions, activities, investments or holdings, or arising from the failure of any Ares Party or any of their respective Affiliates to bring such transactions, activities, investments or holdings to the Company’s attention.
Section X.13Further Assurances.
From and after the Closing Date, upon the reasonable request of any Party hereto, any other Party hereto shall execute, acknowledge, file and/or deliver all such additional instruments, agreements and other documents, and shall do (or cause to be done) all such additional acts and things, that are necessary, proper, advisable or desirable to carry out, consummate and make effective any of the transactions contemplated by this Agreement.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned Parties have duly executed this Agreement as of the date first above written.
INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.
By:    /s/ Peter Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer, Treasurer and Executive Vice President
ARES SPECIAL SITUATIONS FUND IV, L.P.

By: ASSF Operating Manager IV, L.P., its manager
By:    /s/ Aaron Rosen
Name: Aaron Rosen
Title: Partner and Co-Portfolio Manager of Special Opportunities
Notice Information:
c/o Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Attn: PE General Counsel, Scott Graves and Brad Friedman
Email: PEGeneralCounsel@aresmgmt.com
ASOF Holding I, L.P.
By: ASOF Investment Management LLC, its manager
By:    /s/ Aaron Rosen
Name: Aaron Rosen
Title: Partner and Co-Portfolio Manager of Special Opportunities
Notice Information:
c/o Ares Management LLC
2000 Avenue of the Stars, 12th Floor

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Los Angeles, CA 90067
Attn: PE General Counsel, Scott Graves and Brad Friedman
Email: PEGeneralCounsel@aresmgmt.com
ANNEX I
COMPANY REPRESENTATIONS AND WARRANTIES
Unless otherwise specified herein, capitalized terms used in this Annex I (this “Annex”) and not defined herein shall have the meanings ascribed to such terms in that certain Transaction Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Agreement”), dated as of July 28, 2021, by and among the Company, Ares Special Situations Fund IV, L.P. and ASOF Holdings I, L.P. For the avoidance of doubt, Section 1.2 (Construction) of the Agreement shall apply to this Exhibit, mutatis mutandis.

The Company, on behalf of itself and each of its direct and indirect Subsidiaries, represents and warrants to each Ares Party, as of the date of the Agreement and as of the Closing, as follows:
Organization and Qualification. The Company is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted.
Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under the Agreement and the other Definitive Documents, to consummate the transaction contemplated hereby and thereby and to issue the Securities (as defined below) in accordance with the terms hereof and thereof. The execution and delivery of the Agreement and the other Definitive Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities and the reservation for issuance and issuance of Common Stock issuable upon the exercise of the Prepaid Warrants in accordance with, and pursuant to, the Prepaid Warrant Agreement) have been determined to be advisable, fair and in the best interests of the Company and its stockholders by the Special Committee and the Board, recommended to the Board by the Special Committee, and duly authorized by the Company, and such authorization has not been, and as of the Closing will not have been, subsequently rescinded or modified in any way, and (other than the filing and effectiveness with the Securities and Exchange Commission (the “SEC”) of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and Form D, if applicable, in each case except with respect to the Common Stock and/or Prepaid Warrants acquired by the Ares Parties in the 2021 Equity Offering), no further filing, consent or authorization is or will be required to

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be made by or on behalf of the Company, its Subsidiaries and their respective boards of directors, stockholders or other governing bodies in connection with the transactions contemplated by the Definitive Documents. The Agreement has been, and the other Definitive Documents to which the Company is a party will be, prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by applicable federal or state securities Law (the “General Enforceability Exceptions”). “Securities” means the Newly Issued Common Stock and any Common Stock and/or Prepaid Warrants acquired (by purchase) by the Ares Parties in the 2021 Equity Offering (including the shares of Common Stock issuable upon exercise of the Prepaid Warrants), in each case, that will be delivered to each of the Ares Parties at the Closing.
Issuance of Securities. The issuance of the Securities is duly authorized, and upon issuance in accordance with the terms of the Definitive Documents will be validly issued, fully paid and non-assessable (to the extent such concepts are applicable) and free and clear of all Liens. The issuances of the Securities in connection with the transactions contemplated by the Definitive Documents are in compliance, in all respects, with all applicable Laws, and the Securities are not subject to, and will not be issued in violation of, any purchase options, call options, rights of first refusal, preemptive rights, subscription rights or any similar rights under applicable Law, the Company Organizational Documents or any Contract to which the Company or any of its Subsidiaries is a party or by which it is bound. Subject to the accuracy of the representations and warranties of the Ares Parties set forth in Article IV of the Agreement, the offer and issuance by the Company of the Securities (other than the Common Stock and/or Prepaid Warrants acquired (by purchase) by the Ares Parties in the 2021 Equity Offering) is exempt from registration under the Securities Act. As of the Closing, the Company will have reserved from its duly authorized Capital Stock the maximum number of shares of Common Stock authorized under its Certificate of Incorporation that are available after giving effect to shares of Common Stock reserved for issuance or issuable upon the exercise of the Prepaid Warrants. Upon the issuance of Common Stock following an exercise of the Prepaid Warrants in accordance with the Prepaid Warrant Agreement, such Common Stock, when issued, will be validly issued, fully paid and non-assessable and free and clear of all Liens, with the holders thereof being entitled to all rights accorded to a holder of Common Stock.
No Conflicts. The execution, delivery and performance of the Definitive Documents by the Company and the consummation by the Company of the transactions contemplated thereby (including the issuance of the Securities and the reservation for issuance and issuance of Common Stock issuable upon the exercise of the Prepaid Warrants in accordance with, and pursuant to, the Prepaid Warrant Agreement) will not (i) result in a violation of the Certificate of Incorporation (including any certificate of designation contained therein), Bylaws, certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries (collectively, the “Group Companies Organizational Documents”), or any Capital Stock or other securities of the Company or any of

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its Subsidiaries, (ii) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the business of the Company and its Subsidiaries taken as a whole, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act (a “Material Contract”) or other agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or (iii) subject to compliance with applicable requirements under the HSR Act, result in a material violation of any Law (including, for the avoidance of doubt, foreign, federal and state securities Laws and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”)) or Order that would be material to the business of the Company and its Subsidiaries taken as a whole.
Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and Form D, if applicable, in each case except (i) with respect to the Common Stock and/or Prepaid Warrants acquired by the Ares Parties in the 2021 Equity Offering, the making any required filings with the Principal Market, and (ii) with respect to the exercise of certain Prepaid Warrants acquired by the Ares Parties in the 2021 Equity Offering, when taken together with the 2021 Equity Offering and the conversions and exchanges contemplated by the Agreement) filings and other applicable requirements under the HSR Act), any Governmental Entity or any regulatory or self-regulatory agency or any other Person (other than, with respect to the increase in the size of the Board contemplated by the Stockholders’ Agreement, the consent required under the Third Amended and Restated Investors’ Agreement, which consent has been obtained in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Definitive Documents, in each case, in accordance with the terms hereof and thereof. To the Company’s Knowledge, no facts or circumstances exist which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registrations, applications or filings contemplated by the Definitive Documents. The Company is not in violation of the requirements of the Principal Market and has no Knowledge (as defined below) of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock. “Knowledge” or “Company’s Knowledge” means the actual knowledge, after due inquiry, of JP Roehm, Peter Moerbeek, Mike Stoecker, Brian Hummer, Frank Montgomery and Ben Holstrom.
Acknowledgment Regarding Ares Party’s Purchase of Securities. The Company acknowledges and agrees that each Ares Party is acting solely in the capacity of an arm’s length purchaser with respect to the Definitive Documents and the transactions contemplated thereby. The Company further acknowledges that no Ares Party is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Definitive Documents and the transactions contemplated thereby, and any advice given by a Ares Party or any of its Representatives in connection with the Definitive Documents and the transactions contemplated thereby is merely incidental to such Ares Party’s purchase of the Securities and performance of its obligations under the Definitive Documents. The Company

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further represents to each Ares Party that the Company’s decision to enter into the Definitive Documents to which it is a party has been based solely on the independent evaluation by the Company and its Representatives and after consideration of the Special Committee Recommendation.
No General Solicitation; Agents’ Fees. Neither the Company, nor any of its Subsidiaries, Affiliates, Representatives or any other Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities (other than the Common Stock and/or Prepaid Warrants acquired (by purchase) by the Ares Parties in the 2021 Equity Offering). Except for the underwriting fees payable in connection with the 2021 Equity Offering, no placement agent’s fees, financial advisory fees, or brokers’ commissions or fees or any similar fees are or will be owed or payable to any Person in connection with transactions contemplated by the Definitive Documents. The Company shall pay, and hold each Ares Party harmless against, any Losses arising out of or in connection with any such claim. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities (other than the Common Stock and/or Prepaid Warrants acquired (by purchase) by the Ares Parties in the 2021 Equity Offering).
No Integrated Offering. Neither the Company, its Subsidiaries nor, to the Company’s Knowledge, any of their Affiliates or Representatives, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security, or solicited any offers to buy any security, in each case, under circumstances that would require registration of the issuance of any of the Securities (other than the Common Stock and/or Prepaid Warrants acquired (by purchase) by the Ares Parties in the 2021 Equity Offering) under the Securities Act, whether through integration with prior offerings or otherwise, or caused the offering of the Securities pursuant to the Definitive Documents to require approval of the stockholders of the Company for purposes of the Securities Act or under any applicable stockholder approval provisions, including under the rules and regulations of any exchange or automated quotation system on which any of the Capital Stock of the Company are listed or designated for quotation. Neither the Company, its Subsidiaries, nor, to the Company’s Knowledge, their Affiliates, Representatives nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities (other than the Common Stock and/or Prepaid Warrants acquired (by purchase) by the Ares Parties in the 2021 Equity Offering) under the Securities Act or cause the offering of any of the Securities pursuant to the Definitive Documents to be integrated with other offerings of securities of the Company.
Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary actions, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under any of the Group Companies Organizational Documents or the Laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Ares Party as a result of the investment by the Ares Party in the Company and the transactions contemplated by the Definitive Documents, including the Company’s issuance of the Securities

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and ownership by any Ares Party of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.
Underwriting Agreement Representations. The representations and warranties of the Company to the underwriters set forth in the underwriting agreement for the 2021 Equity Offering (the “Underwriting Agreement”) shall be true and correct when made as of the Closing Date, and the Ares Parties are hereby entitled to rely thereon, and shall be, when such agreement is executed and delivered by the Company, incorporated herein, mutatis mutandis, as if given by the Company, on behalf of itself and each of its direct and indirect Subsidiaries, to the Ares Parties pursuant to this Annex I. A copy of the form of Underwriting Agreement is attached as Schedule (j).
Equity Capitalization.
Definition: “Preferred Stock” means (x) the Company’s blank check preferred stock, $0.0001 par value per share (including the Series A Preferred Stock), the terms of which may be designated by the board of directors of the Company in a certificate of designations and (y) any Capital Stock of the Company into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).
Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 150,000,000 shares of Common Stock, of which, 25,150,306 are issued and outstanding, (B) 1,000,000 shares of Preferred Stock, (A) 17,483 of which are issued and outstanding as the Series A Preferred Stock, $0.0001 par value, of the Company, the terms of which are set forth in the certificate of designations for such preferred stock (the “Series A Preferred Stock”), (B) 50,000 of which are issued and outstanding as the Series B-1 Preferred Stock, $0.0001 par value, of the Company, (C) 50,000 of which are issued and outstanding as the Series B-2 Preferred Stock, $0.0001 par value, of the Company, and (D) 99,473.87 of which are issued and outstanding as the Series B-3 Preferred Stock, $0.0001 par value, of the Company the terms of which are set forth in the respective certificates of designations for such preferred stock (the “Series B Preferred Stock”). As of the date hereof, 0 shares of Common Stock are held in the treasury of the Company. Except for the foregoing Capital Stock, the Company has no other Capital Stock authorized, reserved for issuance or outstanding. There are no Voting Securities or other Capital Stock that would be included in the calculation of Adjusted Outstanding Basis other than as reflected on Exhibit D.
Valid Issuance; Available Shares; Affiliates. All of the Company’s Capital Stock is, or, with respect to the Newly Issued Common Stock, will be at the Closing, duly authorized and have been, or upon issuance will be, validly issued, fully paid and non-assessable (as such concepts are applicable). All the outstanding shares of Capital Stock

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of each Subsidiary of the Company have been validly issued and are fully paid and non-assessable (to the extent such concepts are applicable) and are owned, directly or indirectly, by the Company free and clear of all Liens, other than Liens disclosed in the SEC Documents.
Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any of its Subsidiaries’ Capital Stock is subject to preemptive rights or any other similar rights or restrictions or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock of the Company or any of its Subsidiaries, or Contracts by which the Company or any of its Subsidiaries is or may become bound to issue additional Capital Stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock of the Company or any of its Subsidiaries; (C) there are no Contracts under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no Contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments or Capital Stock containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (G) there are no stockholder agreements, voting trusts or other agreements to which the Company or any of its Subsidiaries is a party or by they are bound relating to the voting of any shares, interests or capital stock of the Company or any of its Subsidiaries.
Prepaid Warrants. From and after the Closing, the Company will comply with the terms of the Prepaid Warrant Agreement, including the reservation of such number of shares of Common Stock of the Company required for the conversion of the Prepaid Warrants in accordance with the Prepaid Warrant Agreement.
Organizational Documents. True, correct and complete copies of the Company Organizational Documents, and the terms of all convertible securities and the material rights of the holders thereof in respect thereto, are set forth in, or filed as exhibits to the SEC Documents.
Investment Company Status. The Company is not, and upon consummation of the transactions contemplated by this Agreement will not be, required to register as an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an

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“investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
U.S. Real Property Holding Corporation. The Company and each of its Subsidiaries is not, has not ever been, and, for so long as any of the Securities are held by any of the Ares Parties, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon any Ares Party’s request.
Registration Eligibility. The Company is, and from and after the Closing will be, eligible to register the Registrable Securities (as defined in the Registration Rights Agreement) for resale by the Ares Parties using Form S-3 promulgated under the 1933 Act.
Transfer Taxes. On the Closing Date, all stock transfer or other Taxes (other than income or similar Taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Ares Party pursuant to the Definitive Documents will be, or will have been, fully paid or provided for by the Company, and all Laws imposing such Taxes will be or will have been complied with in all material respects.
Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or, to the Company’s Knowledge, any of their respective Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of their respective Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.
Shell Company Status. The Company is an issuer identified in, and subject to, Rule 144(i).
No Additional Agreements. The Company does not have any agreement or understanding with any Ares Party with respect to the transactions contemplated by the Definitive Documents other than as specified in the Definitive Documents.
Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.
Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.
Disclosure. The Company understands and confirms that each of the Ares Parties will and is entitled to rely on the foregoing representations in effecting transactions in securities of

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the Company. All disclosure provided to the Ares Parties regarding the Company and its Subsidiaries, their businesses and the transactions contemplated by the Definitive Documents, including the schedules and exhibits to the Agreement (including this Exhibit), furnished by or on behalf of the Company or any of its Subsidiaries, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred and no information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable Law, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available a Ares Party have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to such Ares Party, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Ares Party makes or has made any representations or warranties with respect to the transactions contemplated by the Definitive Documents other than those specifically set forth in Article IV of the Agreement or in the other Definitive Documents.

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EXHIBIT A-1
FORM OF TRIGGER STOCKHOLDERS AGREEMENT

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STOCKHOLDERS’ AGREEMENT
OF
INFRASTRUCTURE & ENERGY ALTERNATIVES, INC.
Dated as of August [●], 2021

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Exhibit A    Initial Company Directors
Exhibit B    Company Competitors
Schedule I    Ares Parties
i

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STOCKHOLDERS’ AGREEMENT
This Stockholders’ Agreement, dated as of August [●], 2021 (as it may be amended from time to time, this “Agreement”), is made by and among Infrastructure & Energy Alternatives, Inc., a Delaware corporation (the “Company”) and each of the Persons named on Schedule I (collectively, “Ares” or the “Ares Parties”, and each an “Ares Party”).
R E C I T A L S
WHEREAS, the Company and the Ares Parties have entered into a Transaction Agreement, dated as of July 28, 2021, which contemplates, among other things, (i) the exercise and conversion of certain securities of the Company into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and (ii) the potential purchase by the Ares Parties shares of Common Stock and prepaid warrants in a public offering made pursuant to an effective registration statement on Form S-3 prior to the date hereof (such warrants, the “Warrants” and such offering, the “Public Offering”); and
WHEREAS, as a condition to the consummation of the transactions contemplated by the Transaction Agreement and the issuance of such shares of Common Stock and Warrants to the Ares Parties in the Public Offering, the Company and the Ares Parties have agreed to enter into this Agreement; and
WHEREAS, each of the parties hereto wishes to set forth in this Agreement certain terms and conditions regarding the Ares Parties’ ownership of the shares of Common Stock and Warrants issuable or issued to the Ares Parties in accordance with the Transaction Agreement and the Public Offering (such shares of Common Stock, the “Shares”) and certain rights and obligations related thereto.
NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
Article I
GOVERNANCE MATTERS
I.1Board Composition; Representation.
(a)As of the Closing, the Company shall take any and all necessary action to increase the number of directors on the Board of Directors of the Company (the “Board”) from nine (9) to ten (10), and to cause the Board to be comprised of a total of ten (10) authorized directorships; provided that if the Ares Parties do not designate a second Ares Representative at Closing then the Company shall defer such increase until such time as the Ares Parties notify the Company that the Ares Parties have determined to designate a second Ares Representative. As of the Closing (or at such later time as determined by the Ares Parties if the Ares Parties do not

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designate a second Ares Representative at Closing), the Company will cause to be appointed to the Board in the vacancy created the one additional Ares Representative listed on Exhibit A hereto to the Class set forth on Exhibit A, with the result that, as of the Closing (or at such time thereafter as the Ares Parties notify the Company that the Ares Parties have determined to designate a second Ares Representative), the Board shall be comprised of: (i) the Ares Representative(s) listed in Exhibit A hereto; and (ii) the eight (8) other directors to be continued on the Board, in each case as listed in Exhibit A. The Ares Parties agree that prior to the redemption of all of the Series B Preferred Stock in accordance with the Transaction Agreement, the Ares Parties hereby waive their separate rights to appoint as the holders of Series B-1 Preferred Stock and Series B-2 Preferred Stock for so long as the Company is in compliance with the terms of this Agreement. Unless otherwise prohibited under applicable Law, the Ares Representatives shall be classified as either a Class I director or a Class III director as set forth on Exhibit A. The Company shall take any and all necessary action to reduce the number of directors on the Board to nine (9) and to cause the Board to be comprised of a total of nine (9) directorships (in each case, including (or assuming) both of the Ares Representatives are members of the Board) as of immediately following the first Election Meeting occurring after the Closing.
(b)From and after the date of the Closing, the manner for selecting the Company’s nominees for election to the Board will be as follows:
(i)In connection with each annual or special meeting of stockholders of the Company at which directors are to be elected (each such annual or special meeting, an “Election Meeting”), Ares shall have the right to designate for nomination a number of Ares Representatives as follows: (A) for so long as the Ares Percentage Interest is greater than or equal to twenty percent (20%), two (2) Ares Representatives; (B) for so long as the Ares Percentage Interest is less than twenty percent (20%) but greater than or equal to ten percent (10%), one (1) Ares Representative; and (C) at any time the Ares Percentage Interest is less than ten percent (10%), none, in each case, pursuant to this Agreement.
(ii)Ares shall give written notice to the Governance Committee (as defined below) identifying each such Ares Representative within a reasonable amount of time prior to date on which the proxy is to be filed (and in any event at least 60 days prior to the later of (i) a date provided by the Company as the expected date on which a proxy statement is expected to be filed and (ii) the first anniversary of the mailing date of the proxy statement for the annual meeting of the Company’s stockholders for the prior year) in connection with the applicable Election Meeting; provided, that if Ares fails to give such notice in a timely manner, Ares shall be deemed to have nominated the incumbent Ares Representative or Ares Representatives, as applicable, in a timely manner. Following provision of such notice, Ares shall use its commercially reasonable efforts to provide, or cause such individual(s) to provide, to the Company such information about such individuals at such times as the Company may reasonably request in order to ensure compliance with the listing rules of Nasdaq and the rules and regulations of the SEC to the same extent as requested from the other director nominees of the Company in
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connection with the applicable Election Meeting (the “Required Information”); provided, that if Ares fails to provide or cause to be provided the Required Information in a timely manner, Ares shall be deemed to have nominated the incumbent Ares Representative or Ares Representatives, as applicable, in a timely manner; provided, further, that if the number of incumbent Ares Representatives is less than the number of Ares Representatives that Ares is entitled to designate pursuant to Section 1.1(b)(i), the Company shall notify Ares and use its reasonable best efforts to nominate one or more alternative Ares Representative(s) designated by Ares at such Election Meeting. If the Company reasonably determines that the nomination or election of an individual identified by Ares to the Board would violate the listing rules of Nasdaq or the rules and regulations of the SEC, it shall promptly notify Ares and Ares may identify a replacement for such individual. Any nomination procedures set forth in the Company Organizational Documents shall not apply to the nomination of the Ares Director; provided, that the Ares Parties shall only designate an individual to be an Ares Director who is not prohibited from or disqualified from serving as a director of the Company pursuant to the listing rules of Nasdaq or the rules and regulations of the SEC.
(iii)In the event that the Board increases or decreases the size of the Board in accordance with the Company’s certificate of incorporation, the number of Ares Representatives applicable under Section 1.1(b) shall be increased or decreased based on (A) the percentage of the number of Ares Representatives as applicable under Section 1.1(b)(i) divided by nine, multiplied by (B) the total number of directors on the Board, rounding up to the nearest whole number; provided, that (i) at any time Ares has the right to designate at least one (1) Ares Representative to the Board pursuant to Section 1.1(b)(i), the Board shall not increase the size of the Board above (x) prior to the next Election Meeting, ten (10), or (y) from and after the next Election Meeting, nine (9), without the prior written consent of Ares and (ii) at any time Ares has the right to designate two (2) Ares Representatives to the Board pursuant to Section 1.1(b)(i), the Board shall not decrease the size of the Board below nine (9) without the prior written consent of Ares.
(c)From and after the date of the Closing until the Board Designation Expiration Date, the Company shall take all actions necessary (to the extent such actions are permitted by Law) to cause the Board to include the Ares Representative(s) entitled to be designated by Ares pursuant to Section 1.1(b) and otherwise to reflect the Board composition contemplated by Section 1.1, including the following: (i) at each Election Meeting, include for election to the Board the Ares Representative(s) entitled to be designated by Ares pursuant to Section 1.1(b) as part of the Company’s slate of nominees for election as directors, (ii) to solicit proxies in order to obtain stockholder approval of the election of the Ares Representative(s), including causing officers of the Company who hold proxies (unless otherwise directed by the Company stockholder submitting such proxy) to vote such proxies in favor of the election of such Ares Representative(s), (iii) to cause the Ares Representative(s) to be elected to the Board, including recommending that the Company’s stockholders vote in favor of the Ares Representative(s) in any proxy statement used by the Company to solicit the vote of its stockholders in connection
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with each Election Meeting and (iv) to use and/or provide the same level of effort and same level of support as is used and/or provided for the other director nominees of the Company in connection with each Election Meeting.
(d)If at any time the number of Ares Representatives serving on the Board exceeds the number of Ares Representatives provided under this Section 1.1, then if requested by the Board, Ares shall use commercially reasonable efforts to cause such Ares Representative to offer to resign from the Board within 90 days, and if such offer of resignation is not given within such period, the Board shall be entitled, subject to applicable Law, to remove such director such that, following such resignation(s) or removal(s), the number of Ares Representatives serving on the Board does not exceed such allowed number following such period.
I.2Vacancies.
(a)Subject to Sections 1.1 and 1.4, if at any time the number of Ares Representatives serving on the Board is less than the total number of Ares Representatives that Ares is entitled to designate pursuant to Section 1.1(b), whether due to the death, resignation, retirement, disqualification or removal from office as a member of the Board of a Ares Representative or otherwise, the Board shall take all action (to the extent permitted by Law) required to fill the vacancy resulting therefrom with such replacement designated by Ares as promptly as practicable. In furtherance thereof, the Board shall use its reasonable best efforts, if requested by Ares, to fill such vacancy with an individual designated by Ares prior to the time the Board next takes action on any other matter.
(b)In the event of any vacancy on the Board occurring due to the death, resignation, retirement, disqualification or removal from office as a member of the Board of any director of the Company other than the Ares Representatives, the Board shall take all action (to the extent permitted by Law) required to fill the vacancy resulting therefrom with such replacement selected by the Company as promptly as practicable.
I.3Selection of Ares Representatives. For purposes of this Agreement, “Ares Representative” means any person designated by Ares to be elected or appointed to the Board in accordance with this Agreement, or his or her replacement designated in accordance with Section 1.2, provided, that such person’s service as a director must not be prohibited by Law. The parties hereto agree that the persons listed on Exhibit A to this Agreement are qualified for service pursuant to the foregoing sentence. Until the Board Designation Expiration Date, the Company shall cause each committee of the Board to include one Ares Representative (as determined by Ares, if Ares is entitled to designate more than one Ares Representative), subject in each case to meeting the applicable requirements for service on such committee as set forth in the listing rules of Nasdaq, the rules and regulations of the SEC, the Company’s historical corporate governance guidelines applicable to all of the members of such committee and such committee’s charter.
I.4Compensation; Expense Reimbursement; Indemnification. Each Ares Representative shall be entitled to the same expense reimbursement and advancement, exculpation, indemnification and insurance in connection with his or her role as a director as the other
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members of the Board (which shall be primary over any other indemnification or insurance available to such Ares Representative), as well as reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee of the Board of which such Ares Representative is a member, if any, in each case to the same extent as the other members of the Board. Each Ares Representative shall be also entitled to any retainer, equity compensation or other fees or compensation paid to the non-employee directors of the Company for their services as a director, including any service on any committee of the Board. For so long as Ares is entitled to designate at least one (1) Ares Representative, the Company shall not amend, alter, repeal or waive (a) any right to indemnification or exculpation covering or benefiting any Ares Director nominated pursuant to this Agreement (whether such right is contained in the Company Organizational Documents or another document) or (b) any provision of the Company Organizational Documents, if such amendment, alteration, repeal or waiver adversely affects the rights or obligations of the Ares Parties or the Ares Representative pursuant to this Agreement. The Company shall maintain directors’ and officers’ liability insurance covering each Ares Representative to the maximum extent of the coverage available to the most favorably insured of the other directors serving on the Board, and the Company shall continue to maintain such directors’ and officers’ liability insurance coverage with respect to each Ares Representative’s service on the Board for a period of at least six (6) years after each such Ares Representative’s service on the Board has concluded.
I.5Election. Ares may elect upon written notice to the Company to irrevocably terminate any or all of their rights under this Article 1 at any time.
Article II
RESTRICTED ACTIVITIES; PREEMPTIVE RIGHTS; VOTING; BOOKS AND RECORDS
II.1Transfer Restrictions.
(a)Prior to the date that is 12 months after the Closing (such period, the “Restricted Period”), without the consent of the Company, no Ares Party shall Transfer any shares of Common Stock or Warrants acquired by the Ares Parties in the Public Offering, or shares of Common Stock issued or issuable upon exercise of any such Warrants (such shares and Warrants, including shares of Common Stock issued or issuable upon exercise of any such Warrants, the “Public Offering Shares”), except for Transfers (A) in connection with any merger or other consolidation or reorganization, tender or exchange offer, or any other similar transaction generally available to all holders of outstanding Common Stock or any transaction that has received Board Approval, (B) in connection with any offering pursuant to which the Ares Party exercises its “piggyback” registration right pursuant to the Registration Rights Agreement, (C) to an Affiliate of the Transferring Ares Party (provided that such Affiliate remains an Affiliate of the Transferring Ares Party throughout the Restricted Period) or to a Permitted Transferee, (D) by means of distributions to the partners, employees or members of a Ares Party or its Affiliates, (E) (x) as a bona fide gift or gifts or (y) to any trust for the direct or indirect benefit of the Transferring Ares Party or the immediate family thereof (which shall be
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any relationship by blood, marriage or adoption, not more remote than first cousin of the Transferee), (F) to any other Ares Party, (G) in connection with any bona fide mortgage, encumbrance or pledge to a financial institution in connection with any bona fide loan or debt transaction or enforcement thereunder, including foreclosure thereof, (H) pursuant to an order or decree of a Governmental Authority, (I) with the consent of the Company or (J) to a nominee or custodian of a Person to whom a Transfer is permitted pursuant to any of the foregoing clauses; provided, however, that in the case of clauses (C), (D) and (E), (x) a direct Transfer shall only be permissible if the applicable Ares Parties and the Transferee enter into a written agreement pursuant to which the Transferee agrees, effective as of the consummation of such transfer, to be bound by the terms of this Agreement as it if were a Ares Party (it being understand that such agreement shall not affect the Ares Parties’ obligations and liabilities under this Agreement), (y) any such Transfer shall not involve a disposition for value and (z) any Public Offering Shares so Transferred shall continue to be deemed to be owned by the Ares Parties for purposes of any calculation of the Ares Percentage Ownership.
(b)Until the Sunset Date, without Board Approval and except for Transfers in connection with a transaction that has received Board Approval, no Ares Party shall (x) Transfer any shares of Common Stock to any Person or Group who, to the Transferring Ares Party’s knowledge, is a Company Competitor or (y) Transfer any shares of Common Stock to any Person or Group (other than the Ares Parties and their Permitted Transferees) who, after giving effect to such Transfer and to the Transferring Ares Party’s knowledge, would own 20% or more of the issued and outstanding shares of Common Stock. Notwithstanding anything in this Agreement to the contrary, this paragraph (b) shall not apply to any Transfer effected under a Registration Statement filed pursuant to the Transaction Agreement or the Registration Rights Agreement (other than a registered direct offering not involving a broker, placement agent or similar intermediary and that is intended to circumvent the foregoing prohibitions), any Transfer in accordance with Rule 144 under the Securities Act, or any Transfer to the Company or any Permitted Transferee. For the purposes of determining “knowledge”, (i) in the case of clause (x), the Transferring Ares Party shall have no obligation to make an inquiry or investigation and in no event shall the knowledge of any broker used by the Transferring Ares Party be imputed to such party, and (ii) in the case of clause (y), the Transferring Member shall have no obligation to make an inquiry or investigation and shall only be required to reviewing filings made by the prospective purchaser on the SEC’s EDGAR system in order to determine whether or not such purchaser owns 20% or more of the outstanding shares of Common Stock.
(c)The Company represents and warrants to the Ares Parties that the Board has heretofore taken all necessary action to approve, and has approved, for purposes of (i) Article IX of the Certificate of Incorporation (as amended through the date hereof) (including any successor provision in the Certificate of Incorporation, the “Anti-Takeover Charter Provision”) that each Ares Party, together with its affiliates and associates, does not constitute an “interested stockholder” within the meaning of the Anti-Takeover Charter Provision and (ii) Section 203 of the DGCL (including any successor statute thereto “Section 203”) each Ares Party becoming, together with its affiliates and associates, an “interested stockholder” within the meaning of the Anti-Takeover Charter Provision and Section 203 by virtue of the execution, delivery and
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performance of Transaction Agreement and the participation of the Ares Parties in the 2021 Equity Offering (including, without limitation, the acquisition of Shares, Warrants and any shares of Common Stock issuable upon exercise of any Warrants), such that, as of the date hereof and from and after the Closing, neither the Anti-Takeover Charter Provision nor Section 203 will be applicable to any Ares Party or any “business combination” within the meaning of the Anti-Takeover Charter Provision or Section 203 that may take place between any Ares Party and/or its affiliates and associates, on the one hand, and the Company, on the other, including as a result of the transactions contemplated by the Transaction Agreement and the participation of the Ares Parties in the 2021 Equity Offering (including, without limitation, the acquisition of Shares, Warrants and any shares of Common Stock issuable upon exercise of any Warrants). At all times from and after the Closing, the Company shall grant such approvals and take all other actions as are necessary to exempt from the Anti-Takeover Charter Provision and Section 203: (i) any transaction in which the Ares Parties and/or its affiliates and associates have acquired or will acquire any Capital Stock of the Company or its Subsidiaries; and (ii) any Transfer of Capital Stock of the Company or its Subsidiaries to an Ares Direct Transferee or Ares Indirect Transferee. The Parties acknowledge that the Ares Parties were exempt from the definition of “interested stockholder” within the meaning of the Anti-Takeover Charter Provision prior to entry into this Agreement and will continue to be exempt from such definition following entry into this Agreement.
II.2Restricted Activities.
(a)Subject to Section 2.2(b), prior to the Sunset Date, each Ares Party agrees that it shall not and none of its respective Controlled Affiliates acting on its behalf shall, directly or indirectly, without the Board’s prior written consent, take any of the following actions:
(i)make any public announcement, proposal or offer (including any “solicitation” of “proxies” as such terms are defined or used in Regulation 14A of the Exchange Act) with respect to, or otherwise solicit, seek or offer to effect (including, for the avoidance of doubt, indirectly by means of communication with the press or media) any of the following: (1) any acquisition of Voting Securities in violation of Section 2.2(a)(iv), (2) any restructuring, recapitalization, liquidation or similar transaction involving the Company or any of its Subsidiaries, (3) so long as the Company is in compliance with its obligations under Article I of this Agreement, the election of the directors of the Company other than the Ares Representatives or the removal of any directors of the Company other than the Ares Representatives, or publicly becoming a “participant” in a “solicitation” (as such terms are defined in Regulation 14A of the Exchange Act) with respect to the election of directors of the Company other than the Ares Representatives or the removal of any directors of the Company other than the Ares Representatives, or (4) any acquisition of any of the Company’s loans, debt securities, equity securities or assets, or rights or options to acquire interests in any of the Company’s loans, debt securities or assets if, in each case of this clause (4), solely as a result of such acquisition (and, for the avoidance of doubt, excluding the effects of any other circumstances relating to such acquisition) the Ares Parties would be required to
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file a Schedule 13D or an amendment thereof pursuant to Rule 13d-2 of the Exchange Act because such acquisition constitutes a material increase in the percentage of a class of Voting Securities Beneficially Owned by an Ares Party or their Reporting Affiliates reporting together as a Group on Schedule 13D that is required to be reported on the cover page of Schedule 13D; provided, however, that nothing in this Section 2.2(a)(i) shall prohibit Ares from privately communicating any such statement or proposal to the directors or Chief Executive Officer of the Company so long as such private communications do not, and would not reasonably be expected to, trigger public disclosure obligations of or for any Person (including, without limitation, the filing of a Schedule 13D or Schedule 13G or any amendment thereof), it being acknowledged and agreed that such private communications regarding any of the foregoing matters shall not in any event be restricted by this Section 2.2(a)(i);
(ii)publicly seek a change in the composition or size of the Company Board, except in furtherance of the provisions of this Agreement;
(iii)deposit any Voting Security (other than in connection with Transfers to Affiliates) into a voting trust or subject any Voting Security to any proxy arrangement or agreement with respect to the voting of such securities or other agreement having a similar effect, in any such case, which conflicts with Ares’ obligations in Section 2.3;
(iv)acquire any Voting Security or Beneficial Ownership of any Voting Securities that would result in the Ares Parties and their Reporting Affiliates Beneficially Owning Voting Securities (as reported together on Schedule 13D) in excess of the amount of Voting Securities Beneficially Owned by the Ares Parties and their Reporting Affiliates (as reported together on Schedule 13D) as of immediately following the Closing (assuming for such purpose that clearance under the HSR Act with respect to any Subject Prepaid Warrants held by the Ares Party was obtained as of the Closing, such that any restriction on exercise relating to such clearance pursuant to Section 11 of the Prepaid Warrant Certificate was not applicable as of the Closing);
(v)call for, or initiate, propose or requisition a call for, any general or special meeting of the Company’s stockholders in furtherance of the actions described in Section 2.2(a)(i);
(vi)publicly disclose any intention, plan or arrangement to either (1) obtain any waiver or consent under, or any amendment of, any provision of this Section 2.2 or (2) take any action challenging the validity or enforceability of any provision of this Section 2.2; or
(vii)intentionally and knowingly instigate, facilitate, encourage, or assist any third party to do any of the foregoing.
(b)Notwithstanding anything to the contrary set forth in this Section 2.2, nothing in this Agreement shall in any way limit, restrict or impair, directly or indirectly, (1) the activities
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of any director of the Company, so long as such activities are undertaken solely in his or her capacity as a director of the Company, (2) the activities of any Ares Party and/or its Affiliates in the capacity as a lender of the Company or the holder of any interests received in exchange for or in respect of indebtedness of the Company (including exercising, protecting, preserving or enforcing any rights, interests or remedies and/or taking any other actions, in each case in such capacity) or in any other capacity other than as a stockholder of the Company, or (3) any Ares Party’s or any of its Affiliates’ ability to:
(i)acquire Common Stock pursuant to the exercise and/or conversion of any Warrants or other warrants, options and other exercisable and/or convertible Capital Stock of the Company and its Subsidiaries;
(ii)acquire Common Stock by way of stock splits or stock dividends paid by the Company;
(iii)acquire Common Stock from its Affiliates;
(iv)acquire Common Stock or any Warrants or other warrants, options and other exercisable and/or convertible Capital Stock of the Company and its Subsidiaries if such acquisition would not result in (A) the Ares Adjusted Percentage Interest exceeding the Ares Ownership Threshold or (B) the Beneficial Ownership by the Ares Parties of Voting Securities with ordinary voting power in the election of directors in excess of the ordinary voting power in the election of directors represented by the Voting Securities that were Beneficially Owned by the Ares Parties as of immediately following the Closing (assuming for such purpose that clearance under the HSR Act with respect to any Subject Prepaid Warrants held by the Ares Party was obtained as of the Closing, such that any restriction on exercise relating to such clearance pursuant to Section 11 of the Prepaid Warrant Certificate was not applicable as of the Closing);
(v)acquire Common Stock in transactions with or approved by the Company;
(vi)acquire Common Stock or take any other actions in connection with lending to the Company;
(vii)propose, commit to, participate in and/or make a loan or other debt financing to the Company or any of its subsidiaries;
(viii)propose, commit to, participate in and/or provide debt financing to a prospective buyer regarding the Company or any of its subsidiaries or assets in a negotiated transaction with the Company (excluding any unsolicited offer made to the Company, other than in the context of a bankruptcy or insolvency proceeding), or finance a third party’s effort to make a loan or other debt financing to the Company or any of its subsidiaries in a negotiated transaction (excluding any unsolicited offer made to the Company, other than in the context of a bankruptcy or insolvency proceeding) with the Company or any of its Subsidiaries;
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(ix)participate in any auction or sale process approved, conducted or initiated by the Company pursuant to which the Company proposes to sell or otherwise dispose of any of the businesses or assets of the Company or any of its Subsidiaries;
(x)submit a proposal to the Board relating to the acquisition of all or a majority of the equity of the Company or all or a substantial portion of the assets of the Company and its Subsidiaries if the Company has entered into a definitive agreement with respect to the sale of all or a majority of the equity of the Company (including by merger) or all or a substantial portion of the assets of the Company and its Subsidiaries;
(xi)purchase debt, debt securities or loans of the Company or its subsidiaries in open market or secondary market transactions that, in each case, are not convertible into Voting Securities at the election of the holder thereof;
(xii)make any public announcement or statement in response to any public announcement, proposal, offer or solicitation made by any other Person;
(xiii)vote or cause to be voted any Voting Securities in any manner determined by such Ares Party in its sole discretion; provided that this Section 2.2(b)(xiii) shall not be deemed to limit the Ares Parties’ obligations under Section 2.3; or
(xiv)Transferring any Capital Stock of the Company or its Subsidiaries; provided that this Section 2.2(b)(xiv) shall not be deemed to limit the Ares Parties’ obligations under Section 2.1.
(c)Each Ares Party further agrees that neither it, nor any of its Controlled Affiliates acting on its behalf shall, without the prior written consent of the Company, publicly request the Company to amend or waive any provision of this Section 2.2 (including this sentence) or do so in a manner that would require the Company to publicly disclose such request.
(d)Notwithstanding the foregoing, this Section 2.2 shall not apply in respect of any Common Stock (or other Capital Stock) that is issued as compensation for any Ares Representative serving as a director of the Company or the transfer thereof to any Affiliate of Ares.
For purposes of this Section 2.2, (x) the term “Voting Securities” shall be deemed to include any security of the company that is convertible into a Voting Security at any time and (y) the terms “debt” and “indebtedness” shall be deemed to include, institutional debt (bank or otherwise), commercial paper, notes, debentures, bonds, other evidences of indebtedness, and debt securities. Notwithstanding the foregoing, this Section 2.2 shall not limit any Ares Party or any of its Affiliates from providing any debt or equity financing in the context of any bankruptcy or insolvency proceeding.
II.3Voting. From and after the date of this Agreement, until the Sunset Date, each Ares Party agrees (i) to cause Voting Securities held by such Ares Party or over which such Ares Party or
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any of its Subsidiaries otherwise has voting discretion or control to be present at any Election Meeting either in person or by proxy, (ii) to vote all Voting Securities held by such Ares Party or any of its Subsidiaries or over which such Ares Party or any of its Subsidiaries otherwise has voting discretion or control (A) either (at the election of such Ares Party) (1) as recommended by the Board or (2) in the same proportion as the votes cast by other holders of Voting Securities, (x) with respect to director nominees nominated by the Company’s Board or Nominating and Corporate Governance Committee (the “Governance Committee”) (including any directors nominated to the Board pursuant to Section 1.2, but excluding the Ares Representatives nominated to the Board pursuant to Section 1.1), and (y) with respect to any other nominees (excluding the Ares Representatives nominated to the Board pursuant to Section 1.1), and (B) in favor of the Ares Representatives nominated to the Board pursuant to Section 1.1, and (iii) to not vote any Voting Securities held by such Ares Party in favor of any Change of Control Transaction submitted to the Company’s stockholders for approval or adoption that is not recommended by the Board and pursuant to which the per-share consideration to be received by Ares in respect of their shares of Common Stock in such Change of Control Transaction is different in amount or form from the per-share consideration to be received by holders of Common Stock other than Ares in respect of their shares of Common Stock in such Change of Control Transaction (except to the extent that such consideration consists solely of cash and the per-share cash consideration to be received by Ares is less than the per-share cash consideration to be received by such other holders), disregarding any right to select cash and/or securities as consideration in such Change of Control Transaction that is offered generally to holders of Common Stock in such Change of Control Transaction, unless such Change of Control Transaction is approved by the Board. For the avoidance of doubt, nothing in this Section 2.3 shall (i) require Ares to vote any Voting Securities or cause any such Voting Securities to be voted in accordance with the Board’s recommendation or in proportion to the votes cast by other holders of Voting Securities with respect to any other matter requiring stockholder approval under Law that is not expressly addressed above or (ii) limit Ares’ right to vote any Voting Securities or cause any such Voting Securities to be voted in favor of the election of any Ares Representative, whether or not nominated to the Board.
II.4Books and Records. From and after the Closing, for so long as the Ares Parties have the right to designate a director to the Board pursuant to Article 1, the Company shall, and shall cause its Subsidiaries to, afford to the Ares Parties and their Representatives reasonable access, during normal business hours, in such manner as to not interfere with the normal operation of the Company and its Subsidiaries, to their respective properties, books, contracts, commitments, tax returns, records and appropriate officers and employees of the Company and its Subsidiaries, and shall furnish the Ares Parties and their Representatives with financial and operating data and other information concerning the affairs of the Company and its Subsidiaries, in each case, as the Ares Parties’ and/or their Representatives may reasonably request; provided that such access shall only be upon reasonable advance notice and all reasonable, out-of-pocket expenses incurred by the Company and its Subsidiaries to accommodate such investigation shall be at the Ares Parties’ sole cost and expense; and provided, further, that such Ares Parties shall agree to retain all such information as confidential information, and, upon request, shall enter into a confidentiality agreement on customary terms reasonably acceptable to the Company.
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Article III
DEFINITIONS
III.1Defined Terms. Capitalized terms when used in this Agreement have the following meanings:
“2021 Equity Offering” has the meaning set forth in the Transaction Agreement.
“Action” means, any claim, action, suit, arbitration, litigation or proceeding.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person; provided, however, that (i) none of the Ares Parties or any of their respective Affiliates or Affiliated Funds shall be deemed to be an Affiliate of the Company or any of its direct and indirect Subsidiaries for purposes of this Agreement and (ii) no “portfolio company” (as such term is customarily used in the private equity industry) of any Affiliated Fund of an Ares Party shall be deemed to be an Affiliate of such Ares Party unless such “portfolio company” is a Controlled Affiliate. “Affiliated” has a correlative meaning.
“Affiliated Fund” means, in relation to each Ares Party, any investment fund, vehicle or account the primary investment advisor to or manager of which is such Ares Party or an Affiliate thereof.
“Agreement” has the meaning set forth in the preamble.
“Anti-Takeover Charter Provision” has the meaning set forth in Section 2.1(c).
“Ares” has the meaning set forth in the preamble.
“Ares Additional Securities” means any Voting Securities issuable to the Ares Parties upon the exercise and/or conversion of any Warrants or other warrants, options and/or other exercisable and/or convertible Capital Stock of the company and its Subsidiaries then-held by the Ares Parties (the Beneficial Ownership of which, for the avoidance of doubt, shall be determined without giving effect to the sixty (60)-day limitation on determining beneficial ownership contained in Rule 13d-3(d) of the Exchange Act).
“Ares Adjusted Percentage Interest” means, as of any date of determination, the percentage represented by the quotient of (i) the number of Voting Securities that are then-Beneficially Owned by Ares and their respective Reporting Affiliates (plus, without duplication, any Ares Additional Securities), divided by (ii) the number of issued and outstanding Voting Securities, calculated on an Adjusted Outstanding Basis (as defined in the Transaction Agreement).
“Ares Direct Transferee” means any Person that acquires (other than in a registered public offering or through a broker’s transaction executed on any securities exchange or other over-the-counter market) directly from Ares or any of its respective affiliates or successors, of
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which such Persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 5% or more of the then-outstanding voting stock of the Company.
“Ares Indirect Transferee” means any Person that acquires (other than in a registered public offering or through a broker’s transaction executed on any securities exchange or other over-the-counter market) directly from any Ares Direct Transferee or any other Ares Indirect Transferee beneficial ownership of 5% or more of the then-outstanding voting stock of the Company.
“Ares Ownership Threshold” means the greater of (i) the “Stockholders Agreement Trigger Amount” (as defined in the Transaction Agreement) and (ii) the number of Voting Securities Beneficially Owned by the Ares Parties, plus, without duplication, the number of Ares Additional Securities, in each case, calculated as of immediately following the Closing.
“Ares Percentage Interest” means, as of any date of determination, the percentage represented by the quotient of (i) the number of Voting Securities that are then-Beneficially Owned by Ares and their respective Affiliates (plus, without duplication, any Ares Additional Securities), divided by (ii) the sum of (x) the number of all then-issued and outstanding Voting Securities, plus (y) without duplication, any Ares Additional Securities.
“Ares Representative” has the meaning set forth in Section 1.3.
“Beneficially Own” means with respect to any securities, having “beneficial ownership” thereof for purposes of Rule 13d-3 of the Exchange Act, as determined without giving effect to the sixty (60)-day limitation on determining beneficial ownership contained in Rule 13d-3(d). Similar terms such as “Beneficial Ownership” and “Beneficial Owner” have correlative meanings.
“Board” has the meaning set forth in Section 1.1.
“Board Approval” means approval by a majority of the members of the Board.
“Board Designation Expiration Date” means the earlier of (i) the date on which the Ares Percentage Interest is less than 10% and (ii) the date on which this Agreement is validly terminated pursuant to Section 4.1.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are required or permitted to be closed in the State of California or the State of New York.
“Bylaws” means the Company’s bylaws, as amended from time to time.
“Capital Stock” means (a) any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation; (b) any ownership interests in a Person other than a corporation, including membership interests, partnership interests, joint venture interests and beneficial interests; and (c) any warrants, options, convertible or exchangeable
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securities, subscriptions, rights (including any preemptive or similar rights), calls or other rights to purchase or acquire any of the foregoing.
“Certificate of Incorporation” means the Company’s certificate of incorporation, as amended from time to time.
“Change of Control Transaction” means the existence or occurrence of any of the following: (i) the sale, conveyance or disposition of all or substantially all of the assets of the Company and its subsidiaries in one transaction or a series of related transactions, (ii) the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the then current stockholders of the Company fail to own, directly or indirectly, at least Majority Voting Power, or (iii) a transaction or series of transactions in which any person or “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires Majority Voting Power (other than (A) a reincorporation or similar corporate transaction in which the Company’s stockholders own, immediately thereafter, interests in the new parent company in essentially the same percentage as they owned in the Company immediately prior to such transaction, or (B) a transaction described in clause (ii) (such as a triangular merger) in which the threshold in clause (ii) is not passed).
“Closing” has the meaning set forth in the Transaction Agreement.
“Closing Date” has the meaning set forth in the Transaction Agreement.
“Common Stock” has the meaning set forth in the Recitals.
“Company” has the meaning set forth in the Preamble.
“Company Competitor” means (a) any Person listed on Exhibit B hereto and any Subsidiary of such Person or (b) any Person whose primary business is the engineering or construction business of construction land-based utility scale wind and solar facilities for independent power producers and utilities in the United States (which, for the avoidance of doubt, shall not include any private equity or other investment firm that Controls any such Person described or any such firm’s Affiliates, other than such Person).
“Company Organizational Documents” means the Certificate of Incorporation and the Bylaws.
“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral.
“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether
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through the ownership of voting securities or by contract or agency or otherwise. “Controlled” has a correlative meaning.
“Controlled Affiliate” means, with respect to each of the Ares Parties, the other Ares Party, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Ares Party, where such Control includes, directly or indirectly, either (i) an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing Person or body or (ii) more than fifty (50%) percent of the equity interests of which is owned directly or indirectly by such first Person.
“DGCL” means the General Corporation Law of the State of Delaware, as amended.
“Election Meeting” has the meaning set forth in Section 1.1(b)(i).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Governance Committee” has the meaning set forth in Section 2.3.
“Governmental Entity” means any applicable nation, state, county, city, town, village, district or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), stock exchange, multi-national organization or body, or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.
“Group” means “group” as such term is used in Section 13(d)(3) of the Exchange Act.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Law” means any applicable law, statute, code, ordinance, regulation, rule, rule of common law, order, judgment, decree, injunction or treaty of any Governmental Entity.
“Majority Voting Power” of the Company means a majority of the ordinary voting power in the election of directors of all the outstanding Voting Securities of the Company.
“Material Company Indebtedness” means any instrument of indebtedness relating to: (a) the Company or any of its Subsidiary’s principal credit facilities or principal notes indentures; or (b) any other instrument of indebtedness of the Company or any of its Subsidiaries involving indebtedness for borrowed money with an aggregate principal amount of at least $50 million.
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“Nasdaq” means any national stock exchanges now or hereafter maintained by NASDAQ, including, without limitation, the NASDAQ Global Select Market, the NASDAQ Global Market and the NASDAQ Capital Market, on which the Common Stock is listed.
“Permitted Transferee” means (i) any Affiliate of the Ares Party, (ii) any holder of equity interests in the Ares Party and each of such holders’ direct and indirect equity holders and (iii) any other Ares Party or any Affiliate thereof (provided, in each case, that in connection with any Transfer of Voting Securities to such Person, such Person executes a joinder to this Agreement to the extent required by, and in accordance, with Section 2.1(d)).
“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Entity or other entity or organization.
“Prepaid Warrant Agreement” has the meaning set forth in the Transaction Agreement.
“Public Offering” has the meaning set forth in the Recitals.
“Public Offering Shares” has the meaning set forth in Section 2.1(a).
“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Registration Statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement on Form S-3.
“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Ares Parties, executed in accordance with the Transaction Agreement.
“Registration Statement” means the prospectus and other documents filed with the SEC to effect a registration under the Securities Act pursuant to the Registration Rights Agreement.
“Reporting Affiliate” means an Affiliate of an Ares Party that reports together as a Group with such Ares Party on such Ares Party’s Schedule 13D.
“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.
“Required Information” has the meaning set forth in Section 1.1(b)(ii).
“Restricted Period” has the meaning set forth in Section 2.1(a).
“Rule 144,” means, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.
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“SEC” means the U.S. Securities and Exchange Commission.
“Section 203” has the meaning set forth in Section 2.1(c).
“Securities Act” means the Securities Act of 1933, as amended.
“Shares” has the meaning set forth in the Recitals.
“Subject Prepaid Warrants” has the meaning set forth in the Transaction Agreement.
“Subsidiary” means, with respect to any Person, another Person, (i) an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing Person or body or (ii) more than fifty (50%) percent of the equity interests of which is owned directly or indirectly by such first Person.
“Sunset Date” means the earliest to occur of: (i) thirty months after the Closing Date, (ii) the date on which the Ares Percentage Interest is less than 10% (or such other applicable Ares Party Beneficially Owns less than 10%), (iii) the occurrence of a Change of Control Transaction or Board Approval or other recommendation or endorsement by the Board of any potential Change of Control Transaction, (iv) a material breach of this Agreement by the Company (including any removal of any Ares Representative from the Board in violation of this Agreement and any failure of the Company to include in any proxy statement the nomination of the Ares Representatives (other than a failure proximately caused by a material breach of this Agreement by Ares) that is not cured by the Company promptly and within 30 days after notice of such breach, (v) the announcement or commencement by any Person (other than the Ares Parties and their Affiliates) of a tender offer or exchange offer with respect to Voting Securities or any “solicitation” (as such term is used in the Exchange Act) of proxies or consents relating to the election of directors of the Company, (vi) (x) any “event of default” (or similar term, but excluding for the avoidance of doubt, a mere default (or similar term) for which an applicable grace period for cure in accordance with the express terms of such Material Company Indebtedness has not expired) under any Material Company Indebtedness or (y) a default (or similar term), breach or violation by the Company or any of its Subsidiaries with respect to the payment of principal or interest under any Material Company Indebtedness or (vii) any winding up, dissolution, liquidation or voluntary or involuntary bankruptcy filing of the Company or any of its Subsidiaries.
“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
“Transaction Agreement” means the Transaction Agreement, dated as of July 28, 2021, by and among the Company and the Ares Parties.
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“Transfer” means any direct or indirect sale, assignment, disposition or other transfer (by operation of Law or otherwise), or entry into any contract, option or other arrangement or understanding with respect to any sale, assignment, disposition or other transfer (by operation of Law or otherwise), of the applicable Capital Stock. Notwithstanding anything to the contrary in this Agreement, a sale, transfer or other change in the ownership of any equity interests in a Person shall not be deemed to result in the Transfer of Capital Stock or any interest in Capital Stock held by such Person unless such sale, transfer or other change in ownership results in a change of Control of such Person.
“Voting Securities” means shares of Common Stock and any other securities of the Company entitled to vote generally in the election of directors at any annual or special meeting of the Company’s stockholders.
III.2Terms Generally. The words “hereby,” “herein,” “hereof,” “hereunder” and words of similar import refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which such word appears. All references herein to Articles and Sections shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” References to “$” or “dollars” means United States dollars. The definitions given for terms in this Article III and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. References herein to any agreement or letter (including the Merger Agreement) shall be deemed references to such agreement or letter as it may be amended, restated or otherwise revised from time to time. If, and as often as, there is any change in the outstanding shares of Common Stock by reason of a share dividend or distribution, or stock split or other subdivision, or in connection with a combination of stock, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization or other similar capital transaction, appropriate anti-dilution adjustments will be made in the provisions of this Agreement so as to fairly and equitably preserve the rights and obligations set forth herein.
Article IV
MISCELLANEOUS
IV.1Term. This Agreement is binding on the parties effective as of the Closing Date and, except as otherwise set forth herein, will continue in effect thereafter until the earlier of (a) the time when no shares of Common Stock are held by the Ares Parties and (b) its termination by the consent of all parties hereto or their respective successors in interest.
IV.2Representations and Warranties. Each party hereto hereby represents and warrants to each other party to this Agreement that as of the date such party executes this Agreement: (a) it is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization; (b) this Agreement has been duly and validly executed and delivered by such party and this Agreement constitutes a legal and binding obligation of such party, enforceable against the such party in accordance with its terms; (c) the execution, delivery and performance by such
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party of this Agreement and the consummation by such party of the transactions contemplated hereby will not, with or without the giving of notice or lapse of time, or both (i) violate any Law applicable to it, or (ii) conflict with, or result in a breach or default under, any term or condition of any material agreement or other instrument to which such party is a party or by which such party is bound, except for such violations, conflicts, breaches or defaults that would not, in the aggregate, materially affect such party’s ability to perform its obligations hereunder.
IV.3Legends; Securities Act Compliance.
(a)A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each Ares Party agrees that all certificates, book-entry shares or other instruments representing the Shares (other than Public Offering Shares) will bear the following applicable legends substantially to the following effect (with the first legend applicable solely with respect to any unregistered shares of Common Stock):
THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENTS FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT THE SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS THEREUNDER.
THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS’ AGREEMENT WITH CERTAIN RESTRICTIONS ON TRANSFER, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY OR FROM THE HOLDER OF THIS CERTIFICATE. ANY ATTEMPTED TRANSFER OR DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF THE STOCKHOLDERS’ AGREEMENT SHALL BE NULL, VOID AND OF NO EFFECT.
(b)Notwithstanding Section 4.3(a), at the request of the Ares Parties, (i) at such time as the restrictions described in the foregoing are no longer applicable to the Ares Parties and (ii) with respect to restrictions that refer to the Securities Act or other Laws, upon receipt by the Company of an opinion of counsel to the effect that the first sentence of the foregoing legend is no longer required under the Securities Act or other Laws, as the case may be, the Company will promptly cause such legend to be removed from any certificate or book entry share for any Shares held by the Ares Parties.
IV.4No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that violates or is inconsistent or conflicts with the rights granted to the Ares Parties in this Agreement.
IV.5Amendments, Waivers, Consents; etc.
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(a)Subject to Section 4.5(b), the provisions of this Agreement may be amended or waived only upon the prior written consent of (a) the Company and (b) Ares.
(b)Notwithstanding anything to the contrary in Section 4.5(a), (i) any amendment or waiver that materially and disproportionately affects a Ares Party or group of Ares Parties shall require the consent of such Ares Party or Ares Parties, (ii) any amendment to or waiver under Section 2.1(a) that is adverse to the Ares Parties shall require approval of the Ares Parties holding all of the Shares still held by the Ares Parties or the Permitted Transferees thereof as of the time of such amendment or waiver, and (iii) any amendment to or waiver under this Section 4.5(b) shall require the approval that would have been required in respect of an amendment or waiver to the underlying provision to which such amendment or waiver of this Section 4.5(b) relates.
(c)No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law. Any reference in this Agreement to the consent of Ares shall mean the consent of Ares in their sole discretion.
(d)If any consent, approval or action of Ares or the Ares Parties is required at any time pursuant to this Agreement, such consent, approval or action shall be deemed given if the record holders of a majority of the Shares held of record by the Ares Parties at such time provide such consent, approval or action in writing at such time.
IV.6Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by merger, consolidation, operation of law or otherwise), without the prior written consent of the other party; provided, however, that the Ares Parties may assign its rights hereunder to any Affiliate of such Ares Party; provided that such Affiliate (x) has executed a customary joinder to this Agreement, in form and substance reasonably acceptable to the Company, in which such Affiliate agrees to be subject to the terms and conditions of this Agreement applicable to the Ares Party and (y) remains an Affiliate of the Ares Party for so long as Article I remains in effect. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 4.6 shall be void.
IV.7Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
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IV.8Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.
IV.9Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Transaction Agreement (including the documents and instruments referred to therein and the Definitive Documents (as defined in the Transaction Agreement)), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. For the avoidance of doubt, nothing contained in this Agreement shall limit any rights to indemnification available to any Ares Party or any other Person from the Company or any of its Subsidiaries pursuant to the Company Organizational Documents, the May 2019 ECA, the August 2019 ECA, the October 2019 ECA (each as defined in the Transaction Agreement) or any other Contract.
IV.10Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts executed and to be performed wholly within such State and without reference to the choice or conflict of law principles (whether of the state of Delaware or any other jurisdiction) that would result in the application of the Laws of a different jurisdiction. Each party hereto irrevocably submits to the jurisdiction of the Court of Chancery of the state of Delaware (or solely if such courts decline jurisdiction in any federal court located in the state of Delaware) any Action arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such Action may be heard and determined in such court. Each party hereto hereby irrevocably waives, and agrees not to assert by way of motion, defense, counterclaim, or otherwise, the defense of an inconvenient forum to the maintenance of such Action. The parties hereto further agree, (i) to the extent permitted by Law, that final and nonappealable judgment against any of them in any Action contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment and (ii) that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 4.14.
IV.11WAIVER OF JURY TRIAL. Each party hereto knowingly, intentionally, and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any action, proceeding or counterclaim brought by any of them against the other arising out of or in any way connected with this Agreement, or any other agreements executed in connection herewith or the administration thereof or any of the transactions contemplated herein or therein. No party hereto shall seek a jury trial in any lawsuit, proceeding, counterclaim or any other litigation procedure based upon, or arising out of, this Agreement or any related instruments or the relationship between the parties hereto. No party hereto will seek to consolidate any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. Each party hereto certifies that it has been induced to enter into this agreement or
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instrument by, among other things, the mutual waivers and certifications set forth above in this Section 4.11. No party hereto has in any way agreed with or represented to any other party that the provisions of this Section 4.11 will not be fully enforced in all instances.
IV.12Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that, except as otherwise provided in Section 4.10, the parties shall be entitled to seek an injunction or injunctions or other equitable relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court set forth in Section 4.10, in addition to any other remedy to which they are entitled at law or in equity.
IV.13No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns, all of whom shall be third-party beneficiaries of this Agreement.
IV.14Several Obligations. All obligations of the Ares Parties shall be several and not joint (or joint and several) and in no event shall an Ares Party have any liability or obligation with respect to the acts or omissions of the other Ares Party.
IV.15Notices. Any notice, demand or other communication required or permitted under this Agreement shall be in writing, and shall be deemed duly given: (a) on the date of delivery, if delivered personally to the intended recipient; (b) on the date receipt is acknowledged, if delivered by certified mail, return receipt requested; (c) one Business Day after being sent by overnight delivery via national courier service (providing proof of delivery); and (d) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, and shall be directed to the address or e-mail set forth below (or at such other address or e-mail as such party shall designate by like notice):
(a)If to the Company, to:
Infrastructure & Energy Alternatives, Inc.
6325 Digital Way, Suite 460
Indianapolis, Indiana 46278
Attention: Erin Roth, Office of General Counsel
E-mail: erin.roth@iea.net
with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: Michael Kim
E-mail: Michael.kim@kirkland.com

and to
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Sidley Austin LLP
1000 Louisiana, Suite 600
Houston, Texas 77002
Attention: David C. Buck
E-mail: dbuck@sidley.com
If to any Ares Party, to its address set forth on Schedule I with a copy (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:     Kenneth Schneider
        Michael Vogel
Email:         kschneider@paulweiss.com
        mvogel@paulweiss.com
[The remainder of this page left intentionally blank.]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

INFRASTRUCTURE & ENERGY ALTERNATIVES, INC. By: Name: Title:

[Signature Page to Stockholders Agreement]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

ARES SPECIAL SITUATIONS FUND IV, L.P. By: ASSF Operating Manager IV, L.P., its manager By: Name: Title: ASOF Holding I, L.P. By: ASOF Investment Management LLC, its manager By: Name: Title:

[Signature Page to Stockholders Agreement]

ACTIVE 269983332v.15

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Exhibit A
Initial Company Directors
Ares Representatives
Matthew Underwood – Class III Director
If the Ares Member determine to include a second Ares Representative at Closing, Scott Graves – Class I Director
Other Directors
Class I Directors
Charles Garner*
Michael Della Rocca
Theodore Bunting, Jr.

Class II Directors
John Paul Roehm
Terrence Montgomery
John Eber

Class III Directors
Derek Glanvill
Laurene Bielski Mahon
* Nominee of M III Sponsor I LLC (“M III Sponsor”) pursuant to the Third Amended and Restated Investor Rights Agreement, dated as of January 23, 2020.

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Exhibit B
Company Competitors
Construction Partners, Inc.
Dycom Industries, Inc.
Emcor Corporation
Granite Construction, Inc.
MasTec, Inc.
MYR Group, Inc.,
Primoris Services Corporation
Quanta Services, Inc.
Tetra Tech, Inc.
Willdan Group, Inc.

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Schedule I

Ares Party	Notice Address
Ares Special Situations Fund IV, L.P.	c/o Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067 Attn: PE General Counsel, Scott Graves and Brad Friedman Email: PEGeneralCounsel@aresmgmt.com
ASOF Holdings I, L.P.	c/o Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067 Attn: PE General Counsel, Scott Graves and Brad Friedman Email: PEGeneralCounsel@aresmgmt.com

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EXHIBIT A-2
FORM OF ALTERNATIVE STOCKHOLDERS AGREEMENT

270817324v.2

STOCKHOLDERS’ AGREEMENT
OF
INFRASTRUCTURE & ENERGY ALTERNATIVES, INC.
Dated as of August [●], 2021

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Exhibit A    Initial Company Directors
Schedule I    Ares Parties
i

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STOCKHOLDERS’ AGREEMENT
This Stockholders’ Agreement, dated as of August [●], 2021 (as it may be amended from time to time, this “Agreement”), is made by and among Infrastructure & Energy Alternatives, Inc., a Delaware corporation (the “Company”) and each of the Persons named on Schedule I (collectively, “Ares” or the “Ares Parties”, and each an “Ares Party”).
R E C I T A L S
WHEREAS, the Company and the Ares Parties have entered into a Transaction Agreement, dated as of July 28, 2021, which contemplates, among other things, (i) the exercise and conversion of certain securities of the Company into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and (ii) the potential purchase by the Ares Parties shares of Common Stock and prepaid warrants in a public offering made pursuant to an effective registration statement on Form S-3 prior to the date hereof (such warrants, the “Warrants” and such offering, the “Public Offering”); and
WHEREAS, as a condition to the consummation of the transactions contemplated by the Transaction Agreement and the issuance of such shares of Common Stock and Warrants to the Ares Parties in the Public Offering, the Company and the Ares Parties have agreed to enter into this Agreement; and
WHEREAS, each of the parties hereto wishes to set forth in this Agreement certain terms and conditions regarding the Ares Parties’ ownership of the shares of Common Stock and Warrants issuable or issued to the Ares Parties in accordance with the Transaction Agreement and the Public Offering (such shares of Common Stock, the “Shares”) and certain rights and obligations related thereto.
NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
Article XI
GOVERNANCE MATTERS
Section XI.1Board Composition; Representation.
(a)As of the Closing, the Company shall take any and all necessary action to increase the number of directors on the Board of Directors of the Company (the “Board”) from nine (9) to ten (10), and to cause the Board to be comprised of a total of ten (10) authorized directorships; provided that if the Ares Parties do not designate a second Ares Representative at Closing then the Company shall defer such increase until such time as the Ares Parties notify the Company that the Ares Parties have determined to designate a second Ares Representative. As of the Closing (or at such later time as determined by the Ares Parties if the Ares Parties do not

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designate a second Ares Representative at Closing), the Company will cause to be appointed to the Board in the vacancy created the one additional Ares Representative listed on Exhibit A hereto to the Class set forth on Exhibit A, with the result that, as of the Closing (or at such time thereafter as the Ares Parties notify the Company that the Ares Parties have determined to designate a second Ares Representative), the Board shall be comprised of: (i) the Ares Representative(s) listed in Exhibit A hereto; and (ii) the eight (8) other directors to be continued on the Board, in each case as listed in Exhibit A. The Ares Parties agree that prior to the redemption of all of the Series B Preferred Stock in accordance with the Transaction Agreement, the Ares Parties hereby waive their separate rights to appoint as the holders of Series B-1 Preferred Stock and Series B-2 Preferred Stock for so long as the Company is in compliance with the terms of this Agreement. Unless otherwise prohibited under applicable Law, the Ares Representatives shall be classified as either a Class I director or a Class III director as set forth on Exhibit A. The Company shall take any and all necessary action to reduce the number of directors on the Board to nine (9) and to cause the Board to be comprised of a total of nine (9) directorships (in each case, including (or assuming) both of the Ares Representatives are members of the Board) as of immediately following the first Election Meeting occurring after the Closing.
(b)From and after the date of the Closing, the manner for selecting the Company’s nominees for election to the Board will be as follows:
(i)In connection with each annual or special meeting of stockholders of the Company at which directors are to be elected (each such annual or special meeting, an “Election Meeting”), Ares shall have the right to designate for nomination a number of Ares Representatives as follows: (A) for so long as the Ares Percentage Interest is greater than or equal to twenty percent (20%), two (2) Ares Representatives; (B) for so long as the Ares Percentage Interest is less than twenty percent (20%) but greater than or equal to ten percent (10%), one (1) Ares Representative; and (C) at any time the Ares Percentage Interest is less than ten percent (10%), none, in each case, pursuant to this Agreement.
(ii)Ares shall give written notice to the Governance Committee (as defined below) identifying each such Ares Representative within a reasonable amount of time prior to date on which the proxy is to be filed (and in any event at least 60 days prior to the later of (i) a date provided by the Company as the expected date on which a proxy statement is expected to be filed and (ii) the first anniversary of the mailing date of the proxy statement for the annual meeting of the Company’s stockholders for the prior year) in connection with the applicable Election Meeting; provided, that if Ares fails to give such notice in a timely manner, Ares shall be deemed to have nominated the incumbent Ares Representative or Ares Representatives, as applicable, in a timely manner. Following provision of such notice, Ares shall use its commercially reasonable efforts to provide, or cause such individual(s) to provide, to the Company such information about such individuals at such times as the Company may reasonably request in order to ensure compliance with the listing rules of Nasdaq and the rules and regulations of the SEC to the same extent as requested from the other director nominees of the Company in
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connection with the applicable Election Meeting (the “Required Information”); provided, that if Ares fails to provide or cause to be provided the Required Information in a timely manner, Ares shall be deemed to have nominated the incumbent Ares Representative or Ares Representatives, as applicable, in a timely manner; provided, further, that if the number of incumbent Ares Representatives is less than the number of Ares Representatives that Ares is entitled to designate pursuant to Section 1.1(b)(i), the Company shall notify Ares and use its reasonable best efforts to nominate one or more alternative Ares Representative(s) designated by Ares at such Election Meeting. If the Company reasonably determines that the nomination or election of an individual identified by Ares to the Board would violate the listing rules of Nasdaq or the rules and regulations of the SEC, it shall promptly notify Ares and Ares may identify a replacement for such individual. Any nomination procedures set forth in the Company Organizational Documents shall not apply to the nomination of the Ares Director; provided, that the Ares Parties shall only designate an individual to be an Ares Director who is not prohibited from or disqualified from serving as a director of the Company pursuant to the listing rules of Nasdaq or the rules and regulations of the SEC.
(iii)In the event that the Board increases or decreases the size of the Board in accordance with the Company’s certificate of incorporation, the number of Ares Representatives applicable under Section 1.1(b) shall be increased or decreased based on (A) the percentage of the number of Ares Representatives as applicable under Section 1.1(b)(i) divided by nine, multiplied by (B) the total number of directors on the Board, rounding up to the nearest whole number; provided, that (i) at any time Ares has the right to designate at least one (1) Ares Representative to the Board pursuant to Section 1.1(b)(i), the Board shall not increase the size of the Board above (x) prior to the next Election Meeting, ten (10), or (y) from and after the next Election Meeting, nine (9), without the prior written consent of Ares and (ii) at any time Ares has the right to designate two (2) Ares Representatives to the Board pursuant to Section 1.1(b)(i), the Board shall not decrease the size of the Board below nine (9) without the prior written consent of Ares.
(c)From and after the date of the Closing until the Board Designation Expiration Date, the Company shall take all actions necessary (to the extent such actions are permitted by Law) to cause the Board to include the Ares Representative(s) entitled to be designated by Ares pursuant to Section 1.1(b) and otherwise to reflect the Board composition contemplated by Section 1.1, including the following: (i) at each Election Meeting, include for election to the Board the Ares Representative(s) entitled to be designated by Ares pursuant to Section 1.1(b) as part of the Company’s slate of nominees for election as directors, (ii) to solicit proxies in order to obtain stockholder approval of the election of the Ares Representative(s), including causing officers of the Company who hold proxies (unless otherwise directed by the Company stockholder submitting such proxy) to vote such proxies in favor of the election of such Ares Representative(s), (iii) to cause the Ares Representative(s) to be elected to the Board, including recommending that the Company’s stockholders vote in favor of the Ares Representative(s) in any proxy statement used by the Company to solicit the vote of its stockholders in connection
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with each Election Meeting and (iv) to use and/or provide the same level of effort and same level of support as is used and/or provided for the other director nominees of the Company in connection with each Election Meeting.
(d)If at any time the number of Ares Representatives serving on the Board exceeds the number of Ares Representatives provided under this Section 1.1, then if requested by the Board, Ares shall use commercially reasonable efforts to cause such Ares Representative to offer to resign from the Board within 90 days, and if such offer of resignation is not given within such period, the Board shall be entitled, subject to applicable Law, to remove such director such that, following such resignation(s) or removal(s), the number of Ares Representatives serving on the Board does not exceed such allowed number following such period.
Section XI.2Vacancies.
(a)Subject to Sections 1.1 and 1.4, if at any time the number of Ares Representatives serving on the Board is less than the total number of Ares Representatives that Ares is entitled to designate pursuant to Section 1.1(b), whether due to the death, resignation, retirement, disqualification or removal from office as a member of the Board of a Ares Representative or otherwise, the Board shall take all action (to the extent permitted by Law) required to fill the vacancy resulting therefrom with such replacement designated by Ares as promptly as practicable. In furtherance thereof, the Board shall use its reasonable best efforts, if requested by Ares, to fill such vacancy with an individual designated by Ares prior to the time the Board next takes action on any other matter.
(b)In the event of any vacancy on the Board occurring due to the death, resignation, retirement, disqualification or removal from office as a member of the Board of any director of the Company other than the Ares Representatives, the Board shall take all action (to the extent permitted by Law) required to fill the vacancy resulting therefrom with such replacement selected by the Company as promptly as practicable.
Section XI.3Selection of Ares Representatives. For purposes of this Agreement, “Ares Representative” means any person designated by Ares to be elected or appointed to the Board in accordance with this Agreement, or his or her replacement designated in accordance with Section 1.2, provided, that such person’s service as a director must not be prohibited by Law. The parties hereto agree that the persons listed on Exhibit A to this Agreement are qualified for service pursuant to the foregoing sentence. Until the Board Designation Expiration Date, the Company shall cause each committee of the Board to include one Ares Representative (as determined by Ares, if Ares is entitled to designate more than one Ares Representative), subject in each case to meeting the applicable requirements for service on such committee as set forth in the listing rules of Nasdaq, the rules and regulations of the SEC, the Company’s historical corporate governance guidelines applicable to all of the members of such committee and such committee’s charter.
Section XI.4Compensation; Expense Reimbursement; Indemnification. Each Ares Representative shall be entitled to the same expense reimbursement and advancement, exculpation, indemnification and insurance in connection with his or her role as a director as the
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other members of the Board (which shall be primary over any other indemnification or insurance available to such Ares Representative), as well as reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee of the Board of which such Ares Representative is a member, if any, in each case to the same extent as the other members of the Board. Each Ares Representative shall be also entitled to any retainer, equity compensation or other fees or compensation paid to the non-employee directors of the Company for their services as a director, including any service on any committee of the Board. For so long as Ares is entitled to designate at least one (1) Ares Representative, the Company shall not amend, alter, repeal or waive (a) any right to indemnification or exculpation covering or benefiting any Ares Director nominated pursuant to this Agreement (whether such right is contained in the Company Organizational Documents or another document) or (b) any provision of the Company Organizational Documents, if such amendment, alteration, repeal or waiver adversely affects the rights or obligations of the Ares Parties or the Ares Representative pursuant to this Agreement. The Company shall maintain directors’ and officers’ liability insurance covering each Ares Representative to the maximum extent of the coverage available to the most favorably insured of the other directors serving on the Board, and the Company shall continue to maintain such directors’ and officers’ liability insurance coverage with respect to each Ares Representative’s service on the Board for a period of at least six (6) years after each such Ares Representative’s service on the Board has concluded.
Section XI.5Election. Ares may elect upon written notice to the Company to irrevocably terminate any or all of their rights under this Article 1 at any time.
Article XII
INTERESTED STOCKHOLDER; BOOKS AND RECORDS
Section XII.1Interested Stockholder. The Company represents and warrants to the Ares Parties that the Board has heretofore taken all necessary action to approve, and has approved, for purposes of (i) Article IX of the Certificate of Incorporation (as amended through the date hereof) (including any successor provision in the Certificate of Incorporation, the “Anti-Takeover Charter Provision”) that each Ares Party, together with its affiliates and associates, does not constitute an “interested stockholder” within the meaning of the Anti-Takeover Charter Provision and (ii) Section 203 of the DGCL (including any successor statute thereto “Section 203”) each Ares Party becoming, together with its affiliates and associates, an “interested stockholder” within the meaning of the Anti-Takeover Charter Provision and Section 203 by virtue of the execution, delivery and performance of Transaction Agreement and the participation of the Ares Parties in the 2021 Equity Offering (including, without limitation, the acquisition of Shares, Warrants and any shares of Common Stock issuable upon exercise of any Warrants), such that, as of the date hereof and from and after the Closing, neither the Anti-Takeover Charter Provision nor Section 203 will be applicable to any Ares Party or any “business combination” within the meaning of the Anti-Takeover Charter Provision or Section 203 that may take place between any Ares Party and/or its affiliates and associates, on the one hand, and the Company, on the other, including as a result of the transactions contemplated by the Transaction Agreement and the participation of the Ares Parties in the 2021 Equity Offering (including, without
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limitation, the acquisition of Shares, Warrants and any shares of Common Stock issuable upon exercise of any Warrants). At all times from and after the Closing, the Company shall grant such approvals and take all other actions as are necessary to exempt from the Anti-Takeover Charter Provision and Section 203: (i) any transaction in which the Ares Parties and/or its affiliates and associates have acquired or will acquire any Capital Stock of the Company or its Subsidiaries; and (ii) any Transfer of Capital Stock of the Company or its Subsidiaries to an Ares Direct Transferee or Ares Indirect Transferee. The Parties acknowledge that the Ares Parties were exempt from the definition of “interested stockholder” within the meaning of the Anti-Takeover Charter Provision prior to entry into this Agreement and will continue to be exempt from such definition following entry into this Agreement.
Section XII.2[Intentionally Omitted].
Section XII.3[Intentionally Omitted].
Section XII.4Books and Records. From and after the Closing, for so long as the Ares Parties have the right to designate a director to the Board pursuant to Article 1, the Company shall, and shall cause its Subsidiaries to, afford to the Ares Parties and their Representatives reasonable access, during normal business hours, in such manner as to not interfere with the normal operation of the Company and its Subsidiaries, to their respective properties, books, contracts, commitments, tax returns, records and appropriate officers and employees of the Company and its Subsidiaries, and shall furnish the Ares Parties and their Representatives with financial and operating data and other information concerning the affairs of the Company and its Subsidiaries, in each case, as the Ares Parties’ and/or their Representatives may reasonably request; provided that such access shall only be upon reasonable advance notice and all reasonable, out-of-pocket expenses incurred by the Company and its Subsidiaries to accommodate such investigation shall be at the Ares Parties’ sole cost and expense; and provided, further, that such Ares Parties shall agree to retain all such information as confidential information, and, upon request, shall enter into a confidentiality agreement on customary terms reasonably acceptable to the Company.
Article XIII
DEFINITIONS
Section XIII.1Defined Terms. Capitalized terms when used in this Agreement have the following meanings:
“2021 Equity Offering” has the meaning set forth in the Transaction Agreement.
“Action” means, any claim, action, suit, arbitration, litigation or proceeding.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person; provided, however, that (i) none of the Ares Parties or any of their respective Affiliates or Affiliated Funds shall be deemed to be an Affiliate of the Company or any of its direct and indirect Subsidiaries for purposes of this Agreement and (ii) no “portfolio company” (as such term is customarily used
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in the private equity industry) of any Affiliated Fund of an Ares Party shall be deemed to be an Affiliate of such Ares Party unless such “portfolio company” is a Controlled Affiliate. “Affiliated” has a correlative meaning.
“Affiliated Fund” means, in relation to each Ares Party, any investment fund, vehicle or account the primary investment advisor to or manager of which is such Ares Party or an Affiliate thereof.
“Agreement” has the meaning set forth in the preamble.
“Anti-Takeover Charter Provision” has the meaning set forth in Section 2.1.
“Ares” has the meaning set forth in the preamble.
“Ares Additional Securities” means any Voting Securities issuable to the Ares Parties upon the exercise and/or conversion of any Warrants or other warrants, options and/or other exercisable and/or convertible Capital Stock of the company and its Subsidiaries then-held by the Ares Parties (the Beneficial Ownership of which, for the avoidance of doubt, shall be determined without giving effect to the sixty (60)-day limitation on determining beneficial ownership contained in Rule 13d-3(d) of the Exchange Act).
“Ares Direct Transferee” means any Person that acquires (other than in a registered public offering or through a broker’s transaction executed on any securities exchange or other over-the-counter market) directly from Ares or any of its respective affiliates or successors, of which such Persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 5% or more of the then-outstanding voting stock of the Company.
“Ares Indirect Transferee” means any Person that acquires (other than in a registered public offering or through a broker’s transaction executed on any securities exchange or other over-the-counter market) directly from any Ares Direct Transferee or any other Ares Indirect Transferee beneficial ownership of 5% or more of the then-outstanding voting stock of the Company.
“Ares Percentage Interest” means, as of any date of determination, the percentage represented by the quotient of (i) the number of Voting Securities that are then-Beneficially Owned by Ares and their respective Affiliates (plus, without duplication, any Ares Additional Securities), divided by (ii) the sum of (x) the number of all then-issued and outstanding Voting Securities, plus (y) without duplication, any Ares Additional Securities.
“Ares Representative” has the meaning set forth in Section 1.3.
“Beneficially Own” means with respect to any securities, having “beneficial ownership” thereof for purposes of Rule 13d-3 of the Exchange Act, as determined without giving effect to the sixty (60)-day limitation on determining beneficial ownership contained in Rule 13d-3(d).
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Similar terms such as “Beneficial Ownership” and “Beneficial Owner” have correlative meanings.
“Board” has the meaning set forth in Section 1.1.
“Board Designation Expiration Date” means the earlier of (i) the date on which the Ares Percentage Interest is less than 10% and (ii) the date on which this Agreement is validly terminated pursuant to Section 4.1.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are required or permitted to be closed in the State of California or the State of New York.
“Bylaws” means the Company’s bylaws, as amended from time to time.
“Capital Stock” means (a) any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation; (b) any ownership interests in a Person other than a corporation, including membership interests, partnership interests, joint venture interests and beneficial interests; and (c) any warrants, options, convertible or exchangeable securities, subscriptions, rights (including any preemptive or similar rights), calls or other rights to purchase or acquire any of the foregoing.
“Certificate of Incorporation” means the Company’s certificate of incorporation, as amended from time to time.
“Closing” has the meaning set forth in the Transaction Agreement.
“Closing Date” has the meaning set forth in the Transaction Agreement.
“Common Stock” has the meaning set forth in the Recitals.
“Company” has the meaning set forth in the Preamble.
“Company Organizational Documents” means the Certificate of Incorporation and the Bylaws.
“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral.
“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. “Controlled” has a correlative meaning.
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“Controlled Affiliate” means, with respect to each of the Ares Parties, the other Ares Party, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Ares Party, where such Control includes, directly or indirectly, either (i) an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing Person or body or (ii) more than fifty (50%) percent of the equity interests of which is owned directly or indirectly by such first Person.
“DGCL” means the General Corporation Law of the State of Delaware, as amended.
“Election Meeting” has the meaning set forth in Section 1.1(b)(i).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Governance Committee” means the Company’s Nominating and Corporate Governance Committee.
“Governmental Entity” means any applicable nation, state, county, city, town, village, district or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), stock exchange, multi-national organization or body, or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.
“Law” means any applicable law, statute, code, ordinance, regulation, rule, rule of common law, order, judgment, decree, injunction or treaty of any Governmental Entity.
“Nasdaq” means any national stock exchanges now or hereafter maintained by NASDAQ, including, without limitation, the NASDAQ Global Select Market, the NASDAQ Global Market and the NASDAQ Capital Market, on which the Common Stock is listed.
“Permitted Transferee” means (i) any Affiliate of the Ares Party, (ii) any holder of equity interests in the Ares Party and each of such holders’ direct and indirect equity holders and (iii) any other Ares Party or any Affiliate thereof.
“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Entity or other entity or organization.
“Public Offering” has the meaning set forth in the Recitals.
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“Public Offering Shares” means any shares of Common Stock or Warrants acquired by the Ares Parties in the Public Offering, or shares of Common Stock issued or issuable upon exercise of any such Warrants.
“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Registration Statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement on Form S-3.
“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Ares Parties, executed in accordance with the Transaction Agreement.
“Registration Statement” means the prospectus and other documents filed with the SEC to effect a registration under the Securities Act pursuant to the Registration Rights Agreement.
“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.
“Required Information” has the meaning set forth in Section 1.1(b)(ii).
“Rule 144,” means, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.
“SEC” means the U.S. Securities and Exchange Commission.
“Section 203” has the meaning set forth in Section 2.1.
“Securities Act” means the Securities Act of 1933, as amended.
“Shares” has the meaning set forth in the Recitals.
“Subsidiary” means, with respect to any Person, another Person, (i) an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing Person or body or (ii) more than fifty (50%) percent of the equity interests of which is owned directly or indirectly by such first Person.
“Transaction Agreement” means the Transaction Agreement, dated as of July 28, 2021, by and among the Company and the Ares Parties.
“Transfer” means any direct or indirect sale, assignment, disposition or other transfer (by operation of Law or otherwise), or entry into any contract, option or other arrangement or understanding with respect to any sale, assignment, disposition or other transfer (by operation of
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Law or otherwise), of the applicable Capital Stock. Notwithstanding anything to the contrary in this Agreement, a sale, transfer or other change in the ownership of any equity interests in a Person shall not be deemed to result in the Transfer of Capital Stock or any interest in Capital Stock held by such Person unless such sale, transfer or other change in ownership results in a change of Control of such Person.
“Voting Securities” means shares of Common Stock and any other securities of the Company entitled to vote generally in the election of directors at any annual or special meeting of the Company’s stockholders.
Section XIII.2Terms Generally. The words “hereby,” “herein,” “hereof,” “hereunder” and words of similar import refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which such word appears. All references herein to Articles and Sections shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” References to “$” or “dollars” means United States dollars. The definitions given for terms in this Article III and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. References herein to any agreement or letter (including the Merger Agreement) shall be deemed references to such agreement or letter as it may be amended, restated or otherwise revised from time to time. If, and as often as, there is any change in the outstanding shares of Common Stock by reason of a share dividend or distribution, or stock split or other subdivision, or in connection with a combination of stock, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization or other similar capital transaction, appropriate anti-dilution adjustments will be made in the provisions of this Agreement so as to fairly and equitably preserve the rights and obligations set forth herein.
Article XIV
MISCELLANEOUS
Section XIV.1Term. This Agreement is binding on the parties effective as of the Closing Date and, except as otherwise set forth herein, will continue in effect thereafter until the earlier of (a) the time when no shares of Common Stock are held by the Ares Parties and (b) its termination by the consent of all parties hereto or their respective successors in interest.
Section XIV.2Representations and Warranties. Each party hereto hereby represents and warrants to each other party to this Agreement that as of the date such party executes this Agreement: (a) it is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization; (b) this Agreement has been duly and validly executed and delivered by such party and this Agreement constitutes a legal and binding obligation of such party, enforceable against the such party in accordance with its terms; (c) the execution, delivery and performance by such party of this Agreement and the consummation by such party of the transactions contemplated hereby will not, with or without the giving of notice or lapse of time, or both (i) violate any Law applicable to it, or (ii) conflict with, or result in a breach or default
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under, any term or condition of any material agreement or other instrument to which such party is a party or by which such party is bound, except for such violations, conflicts, breaches or defaults that would not, in the aggregate, materially affect such party’s ability to perform its obligations hereunder.
Section XIV.3Legends; Securities Act Compliance.
(a)A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each Ares Party agrees that all certificates, book-entry shares or other instruments representing the Shares (other than Public Offering Shares) will bear the following applicable legends substantially to the following effect (with the first legend applicable solely with respect to any unregistered shares of Common Stock):
THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENTS FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT THE SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS THEREUNDER.
(b)Notwithstanding Section 4.3(a), at the request of the Ares Parties, (i) at such time as the restrictions described in the foregoing are no longer applicable to the Ares Parties and (ii) with respect to restrictions that refer to the Securities Act or other Laws, upon receipt by the Company of an opinion of counsel to the effect that the first sentence of the foregoing legend is no longer required under the Securities Act or other Laws, as the case may be, the Company will promptly cause such legend to be removed from any certificate or book entry share for any Shares held by the Ares Parties.
Section XIV.4No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that violates or is inconsistent or conflicts with the rights granted to the Ares Parties in this Agreement.
Section XIV.5Amendments, Waivers, Consents; etc.
(a)Subject to Section 4.5(b), the provisions of this Agreement may be amended or waived only upon the prior written consent of (a) the Company and (b) Ares.
(b)Notwithstanding anything to the contrary in Section 4.5(a), (i) any amendment or waiver that materially and disproportionately affects a Ares Party or group of Ares Parties shall require the consent of such Ares Party or Ares Parties, (ii) any amendment to or waiver under Section 2.1 that is adverse to the Ares Parties shall require approval of the Ares Parties holding all of the Shares still held by the Ares Parties or the Permitted Transferees thereof as of the time of such amendment or waiver, and (iii) any amendment to or waiver under this Section 4.5(b)
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shall require the approval that would have been required in respect of an amendment or waiver to the underlying provision to which such amendment or waiver of this Section 4.5(b) relates.
(c)No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law. Any reference in this Agreement to the consent of Ares shall mean the consent of Ares in their sole discretion.
(d)If any consent, approval or action of Ares or the Ares Parties is required at any time pursuant to this Agreement, such consent, approval or action shall be deemed given if the record holders of a majority of the Shares held of record by the Ares Parties at such time provide such consent, approval or action in writing at such time.
Section XIV.6Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by merger, consolidation, operation of law or otherwise), without the prior written consent of the other party; provided, however, that the Ares Parties may assign its rights hereunder to any Affiliate of such Ares Party; provided that such Affiliate (x) has executed a customary joinder to this Agreement, in form and substance reasonably acceptable to the Company, in which such Affiliate agrees to be subject to the terms and conditions of this Agreement applicable to the Ares Party and (y) remains an Affiliate of the Ares Party for so long as Article I remains in effect. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 4.6 shall be void.
Section XIV.7Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
Section XIV.8Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.
Section XIV.9Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Transaction Agreement (including the documents and instruments referred to therein and the Definitive Documents (as defined in the Transaction Agreement)), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter
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of this Agreement. For the avoidance of doubt, nothing contained in this Agreement shall limit any rights to indemnification available to any Ares Party or any other Person from the Company or any of its Subsidiaries pursuant to the Company Organizational Documents, the May 2019 ECA, the August 2019 ECA, the October 2019 ECA (each as defined in the Transaction Agreement) or any other Contract.
Section XIV.10Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts executed and to be performed wholly within such State and without reference to the choice or conflict of law principles (whether of the state of Delaware or any other jurisdiction) that would result in the application of the Laws of a different jurisdiction. Each party hereto irrevocably submits to the jurisdiction of the Court of Chancery of the state of Delaware (or solely if such courts decline jurisdiction in any federal court located in the state of Delaware) any Action arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such Action may be heard and determined in such court. Each party hereto hereby irrevocably waives, and agrees not to assert by way of motion, defense, counterclaim, or otherwise, the defense of an inconvenient forum to the maintenance of such Action. The parties hereto further agree, (i) to the extent permitted by Law, that final and nonappealable judgment against any of them in any Action contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment and (ii) that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 4.14.
Section XIV.11WAIVER OF JURY TRIAL. Each party hereto knowingly, intentionally, and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any action, proceeding or counterclaim brought by any of them against the other arising out of or in any way connected with this Agreement, or any other agreements executed in connection herewith or the administration thereof or any of the transactions contemplated herein or therein. No party hereto shall seek a jury trial in any lawsuit, proceeding, counterclaim or any other litigation procedure based upon, or arising out of, this Agreement or any related instruments or the relationship between the parties hereto. No party hereto will seek to consolidate any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. Each party hereto certifies that it has been induced to enter into this agreement or instrument by, among other things, the mutual waivers and certifications set forth above in this Section 4.11. No party hereto has in any way agreed with or represented to any other party that the provisions of this Section 4.11 will not be fully enforced in all instances.
Section XIV.12Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that, except as otherwise provided in Section 4.10, the parties shall be entitled to seek an injunction or injunctions or other equitable relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court set forth in Section 4.10, in addition to any other remedy to which they are entitled at law or in equity.
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Section XIV.13No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns, all of whom shall be third-party beneficiaries of this Agreement.
Section XIV.14Several Obligations. All obligations of the Ares Parties shall be several and not joint (or joint and several) and in no event shall an Ares Party have any liability or obligation with respect to the acts or omissions of the other Ares Party.
Section XIV.15Notices. Any notice, demand or other communication required or permitted under this Agreement shall be in writing, and shall be deemed duly given: (a) on the date of delivery, if delivered personally to the intended recipient; (b) on the date receipt is acknowledged, if delivered by certified mail, return receipt requested; (c) one Business Day after being sent by overnight delivery via national courier service (providing proof of delivery); and (d) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, and shall be directed to the address or e-mail set forth below (or at such other address or e-mail as such party shall designate by like notice):
(a)If to the Company, to:
Infrastructure & Energy Alternatives, Inc.
6325 Digital Way, Suite 460
Indianapolis, Indiana 46278
Attention: Erin Roth, Office of General Counsel
E-mail: erin.roth@iea.net
with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: Michael Kim
E-mail: Michael.kim@kirkland.com

and to
Sidley Austin LLP
1000 Louisiana, Suite 600
Houston, Texas 77002
Attention: David C. Buck
E-mail: dbuck@sidley.com
If to any Ares Party, to its address set forth on Schedule I with a copy (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
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Attention:     Kenneth Schneider
        Michael Vogel
Email:         kschneider@paulweiss.com
        mvogel@paulweiss.com
[The remainder of this page left intentionally blank.]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

INFRASTRUCTURE & ENERGY ALTERNATIVES, INC. By: Name: Title:

[Signature Page to Stockholders Agreement]

270817324v.2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

ARES SPECIAL SITUATIONS FUND IV, L.P. By: ASSF Operating Manager IV, L.P., its manager By: Name: Title: ASOF Holding I, L.P. By: ASOF Investment Management LLC, its manager By: Name: Title:

[Signature Page to Stockholders Agreement]

270817324v.2

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Exhibit A
Initial Company Directors
Ares Representatives
Matthew Underwood – Class III Director
If the Ares Member determine to include a second Ares Representative at Closing, Scott Graves – Class I Director
Other Directors
Class I Directors
Charles Garner*
Michael Della Rocca
Theodore Bunting, Jr.

Class II Directors
John Paul Roehm
Terrence Montgomery
John Eber

Class III Directors
Derek Glanvill
Laurene Bielski Mahon
* Nominee of M III Sponsor I LLC (“M III Sponsor”) pursuant to the Third Amended and Restated Investor Rights Agreement, dated as of January 23, 2020.

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Schedule I

Ares Party	Notice Address
Ares Special Situations Fund IV, L.P.	c/o Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067 Attn: PE General Counsel, Scott Graves and Brad Friedman Email: PEGeneralCounsel@aresmgmt.com
ASOF Holdings I, L.P.	c/o Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067 Attn: PE General Counsel, Scott Graves and Brad Friedman Email: PEGeneralCounsel@aresmgmt.com

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EXHIBIT B
FORM OF REGISTRATION RIGHTS AGREEMENT AMENDMENT

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SIXTH AMENDMENT TO AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
This Sixth Amendment (this “Amendment”) to the Amended and Restated Registration Rights Agreement, dated July [●], 2021, is entered into by and among Infrastructure and Energy Alternatives, Inc. (f/k/a M III Acquisition Corp.), a Delaware corporation (the “Company”), Infrastructure and Energy Alternatives, LLC as a Holder, OT POF IEA Preferred B Aggregator L.P., as a Holder, Ares Special Situations Fund IV, L.P., as a Holder, and ASOF Holdings I, L.P., as a Holder, and amends, in accordance with Section 3.2 thereof, the Amended and Restated Registration Rights Agreement, dated March 26, 2018, as amended by the First Amendment thereto, dated June 6, 2018, the Second Amendment thereto, dated May 20, 2019, the Third Amendment thereto, dated August 30, 2019, the Fourth Amendment dated November 14, 2019 and the Fifth Amendment thereto, dated February 3, 2021 (the “Registration Rights Agreement”), by and among the Company, M III Sponsor I, LLC., a Delaware limited liability company, M III Sponsor I LP, a Delaware limited partnership, Seller, Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, in its capacity as the representative of the Seller, Cantor Fitzgerald & Co., and the other persons from time to time party thereto. Terms used herein and not defined herein have the meanings set forth in the Registration Rights Agreement.
WHEREAS, the Company and the Holders of a majority of the Registrable Securities as of the date hereof wish to make certain modifications and amendments to the terms of the Registration Rights Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:
Section 1.    Amendment
1.1    Section 1.1 of the Registration Rights Agreement is amended by adding, in the appropriate alphabetical order, the following definitions:
“2021 Equity Offering” means the “2021 Equity Offering,” as defined in the Transaction Agreement.
“Prepaid Warrants” means prepaid warrants to purchase shares of Common Stock to be issued and sold in the 2021 Equity Offering on the terms set forth in the Transaction Agreement.
“Transaction Agreement” means the transaction agreement by and among the Company, Ares Special Situations Fund IV, L.P. and ASOF Holdings I, L.P., dated as of July [●], 2021.
1.2    Section 1.1 of the Registration Rights Agreement is amended by deleting the following definitions in their entirety and inserting the following new definitions in lieu thereof:
“Ares Registrable Securities” means
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(i)the shares of Common Stock issuable upon exercise of the Warrants (either before or after such exercise of the Warrants) issued by the Company on a private placement basis pursuant to the Equity Commitment Agreement from time to time and held by Ares Special Situations Fund IV, L.P. and its Permitted Transferees,
(ii)the shares of Common Stock issuable upon exercise of the Warrants (either before or after such exercise of the Warrants) issued by the Company on a private placement basis pursuant to the August Equity Commitment Agreement from time to time and held by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees,
(iii)the shares of Common Stock issuable upon exercise of the Warrants (either before or after such exercise of the Warrants) issued by the Company on a private placement basis pursuant to the Tranche 2 Equity Commitment Agreement from time to time and held by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees,
(iv)the shares of Common Stock issuable upon conversion of the shares of the Company’s Series B Preferred Stock issued by the Company on a private placement basis from time to time and held by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees,
(v)the shares of Common Stock issuable upon conversion of the shares of the Company’s Series B Preferred Stock held by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees,
(vi)the shares of Common Stock issuable upon conversion of the shares of the Company’s Series A Preferred Stock (including in accordance with the Transaction Agreement) held by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P., and its Permitted Transferees,
(vii)the shares of Common Stock issued by the Company in the 2021 Equity Offering as contemplated by the Transaction Agreement from time to time and held by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees (collectively, the “Transaction Shares”),
(viii)the Prepaid Warrants issued by the Company in the 2021 Equity Offering as contemplated by the Transaction Agreement from time to time and held by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees,
(ix)the shares of Common Stock issuable upon exercise of the Prepaid Warrants (either before or after such exercise of the Prepaid Warrants) issued by the Company in the 2021 Equity Offering as contemplated by the Transaction Agreement from time to time and held by (a) Ares Special Situations Fund IV,
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L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees,
(x)any shares of Common Stock currently held of record on the date hereof by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees,
(xi)all other shares of Common Stock acquired after the date hereof by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees or their affiliated funds, investment vehicles, co-investment vehicles and managed accounts, and
(xii)all other securities issued in respect of such shares of Common Stock or into which such Common Stock is later reclassified.
1.3    The Registration Rights Agreement is hereby amended by adding Section 2.2(g) below:
(g)     Agreement to Register Transaction Shares and Prepaid Warrants. The Company shall use its commercially reasonable efforts to file a Registration Statement to effect the registration under the Securities Act pursuant to Section 2.2(e) of this Agreement of the offer and sale (on a delayed or continuous basis under Rule 415 under the Securities Act and any other applicable SEC Guidance) of the (i) Transaction Shares, (ii) capital stock (iii) the Prepaid Warrants, and (iv) the shares of Common Stock issuable upon exercise of the Prepaid Warrants under the Securities Act and applicable state securities laws under a Registration Statement on such form as may be permitted under SEC Guidance (which shall be on Form S-3 or Form S-3ASR, to the extent permitted by SEC Guidance) (the “Transaction Ares Registration Statement”). The Company shall use commercially reasonable efforts (i) to file the Transaction Ares Registration Statement not later than the close of the first Business Day after the expiration of the lock-up agreement applicable to the Ares Parties imposed by the underwriters in connection with the 2021 Equity Offering, (ii) to cause such Transaction Ares Registration Statement to be declared effective as soon as practicable thereafter and (iii) to keep such Transaction Ares Registration Statement effective for so long as is necessary to permit the disposition of the Transaction Shares, the Capital Stock, the Prepaid Warrants, and the Common Stock issuable upon exercise of the Prepaid Warrants. The “Plan of Distribution” section of such Transaction Ares Registration Statement shall permit, in addition to firm commitment Underwritten Offerings, any other lawful means of disposition of the Transaction Shares, the Capital Stock, the Prepaid Warrants and the Common Stock issuable upon exercise of the Prepaid Warrants, including Alternative Transactions. Upon the effectiveness of the Transaction Ares Registration Statement, the Transaction Shares, the Capital Stock, the Prepaid Warrants and the Common Stock issuable upon exercise of the Prepaid Warrants shall be Shelf Registered Securities for purposes of this Agreement.
Section 2.    Miscellaneous.

2.1    THIS AMENDMENT AND ANY CLAIM OR CONTROVERSY HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF, EXCEPT FOR MATTERS DIRECTLY IN THE PURVIEW OF THE
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GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (THE “DGCL”), WHICH MATTERS SHALL BE GOVERNED BY THE DGCL.

2.2    THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE AFFAIRS OF THE COMPANY. TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO IRREVOCABLY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT THEY ARE NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

2.3    TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

2.4    Headings. The section headings of this Amendment are included for reference purposes only and shall not affect the construction or interpretation of any of the provisions of this Amendment.

2.5    Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which will constitute one agreement. Execution and delivery of this Amendment by exchange of electronically transmitted counterparts bearing the signature of a party hereto will be equally as effective as delivery of a manually executed counterpart of such party hereto. This Amendment and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or scanned pages via electronic mail, will be treated in all manner and respect as an original contract and will be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such contract, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such contract will raise the use of a facsimile machine
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or email to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of facsimile machine or email as a defense to the formation of a contract and each such party forever waives any such defense.

Section 3.    Continuing Effect.

Except as provided herein, the provisions of the Registration Rights Agreement shall remain in full force and effect in accordance with the terms thereof.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Sixth Amendment on the date first written above.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. (F/K/A M III ACQUISITION CORP.) , as the Company

By:	_________________________________________
Name:
Title:

[Signature Page to Sixth Amendment to Amended and Restated Registration Rights Agreement]

[Signature Page to Sixth Amendment to Amended and Restated Registration Rights Agreement]

ARES SPECIAL SITUATIONS FUND IV, L.P.,
By: ASSF Management IV, L.P., its general partner
By: ASSF Management IV GP LLC, its general partner

By: ______________________________________
Name:
Title:

{N4415169.8}    11

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ASOF HOLDINGS I, L.P.

By: ASOF Management, L.P., its general partner
By: ASOF Management GP LLC, its general partner

By: ______________________________________
Name:
Title:

{N4415169.8}    12

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EXHIBIT C
FORM OF PREPAID WARRANT AGREEMENT

{N4415169.8}    13

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EXHIBIT C

FORM OF PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK

Number of Shares: [          ]
(subject to adjustment)

Warrant No.__	Original Issue Date: March [ ], 2021

Infrastructure and Alternatives, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [   ], the registered holder hereof or its registered permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company a total of [   ] shares of Common Stock of the Company, par value $0.0001 per share (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at an exercise price per share equal to $0.0001 per share (as adjusted from time to time as provided in Section 9 below and subject to the minimum price described therein, the “Exercise Price”), upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”) at any time and from time to time on or after the date hereof (the “Original Issue Date”), subject to the following terms and conditions:

1. Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Affiliate” means any Person directly or indirectly controlled by, controlling or under common control with, a Holder, but only for so long as such control shall continue. For purposes of this definition, “control” (including, with correlative meanings, “controlled by,” “controlling” and “under common control with”) means, with respect to a Person, possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (b) at least 50% of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests. Notwithstanding the foregoing, with respect to any Holder that is an Ares Party (as defined in the Stockholders Agreement), the term “Affiliate” shall only include other Ares Parties (each as defined in the Stockholders Agreement) and their Reporting Affiliates (as defined in the Stockholders Agreement).

(b) “Ares Party” has the meaning set forth in the Stockholders Agreement.

(c) “Capital Stock” means (a) any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation; (b) any ownership interests in a Person other than a corporation, including membership interests, partnership interests, joint venture interests and beneficial interests; and (c) any warrants, options, convertible or exchangeable securities, subscriptions, rights (including any preemptive or similar rights), calls or other rights to purchase or acquire any of the foregoing.

(d) “Commission” means the United States Securities and Exchange Commission.

(e) “Common Stock” means the Company’s common stock, par value $0.0001 per share.

(f) “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Trading Market for such security, as reported by Bloomberg Financial Markets, or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and
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the Holder are unable to agree upon the fair market value of such security, then the Board of Directors of the Company shall use its good faith judgment to determine the fair market value. The Board of Directors’ determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(g) “Principal Trading Market” means the national securities exchange or other trading market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Original Issue Date, is the Nasdaq Capital Market.

(h) “Registration Statement” means the Company’s Registration Statement on Form S-3 (File No. 333-251148), declared effective on December 18, 2020.

(i) “Reported Outstanding Share Number” means the number of issued and outstanding shares of Common Stock as reflected in the Company’s records as of the applicable date. As of the Original Issue Date, the Reported Outstanding Share Number shall include any shares of Common Stock issued on the Original Issue Date pursuant to the Registration Statement in a concurrent offering of Common Stock and otherwise issued to the Holder.

(j) “Securities Act” means the Securities Act of 1933, as amended.

(k) “Stockholders’ Agreement” means the Stockholders’ Agreement, dated [●], 2021, by and among the Company, Ares Special Situations Fund IV, L.P. and ASOF Holdings I, L.P.

(l) “Trading Day” means any weekday on which the Principal Trading Market is normally open for trading.

(n) “Transfer Agent” means Continental Stock Transfer & Trust Company, the Company’s transfer agent and registrar for the Common Stock, and any successor appointed in such capacity.

2. Issuance of Securities; Registration of Warrants. The Warrant, as initially issued by the Company, is offered and sold pursuant to the Registration Statement. As of the Original Issue Date, the Warrant Shares are issuable under the Registration Statement. Accordingly, the Warrant and, assuming issuance pursuant to the Registration Statement or an exchange meeting the requirements of Section 3(a)(9) of the Exchange Act as in effect on the Original Issue Date, the Warrant Shares, are not “restricted securities” under Rule 144 promulgated under the Securities Act. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. This Warrant and all rights hereunder are transferable, without charge to the holder hereof (except for transfer taxes, if any), and subject to compliance with all applicable securities laws, the Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes (if any). Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall, or will cause its Transfer Agent to, prepare, issue and deliver at the Company’s own expense any New Warrant under this Section 3. Until due presentment for registration of transfer, the Company may treat the registered Holder hereof as the owner and holder for all purposes, and the Company shall not be affected by any notice to the contrary.

4. Exercise and Duration of Warrants.
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(a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by this Warrant at any time and from time to time on or after the Original Issue Date, subject to the restrictions set forth in Section 11 hereof.

(b) The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice pursuant to Section 10 below), and the date on which the last of such items is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any. The aggregate exercise price of this Warrant, except for the Exercise Price, was pre-funded to the Company on or before the Original Issue Date, and consequently no additional consideration (other than the Exercise Price) shall be required by to be paid by the Holder to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-funded exercise price under any circumstance or for any reason whatsoever.

5. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three (3) Trading Days after the Exercise Date), upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit or Withdrawal at Custodian system or if the certificates are required to bear a legend regarding restriction on transferability, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise (or to make a notation in book entry for uncertificated shares). The Holder, or any natural person or legal entity (each, a “Person”) so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be.  The Company agrees to use its commercially reasonable efforts to maintain a transfer agent that is a participant in the Fast Automated Securities Transfer Program (the “FAST Program”) so long as this Warrant remains outstanding and exercisable.

(b) If by the close of the third (3rd) Trading Day after the Exercise Date, the Company fails to deliver to the Holder a certificate representing the required number of Warrant Shares in the manner required pursuant to Section 5(a) or fails to credit the Holder’s balance account with DTC for such number of Warrant Shares to which the Holder is entitled, and if after such third (3rd) Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s sole discretion, either (1) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased, at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate or (2) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of Holder’s total purchase price (including brokerage commissions, if any) for the of shares of Common Stock so purchased in the Buy-In over the product of (A) the number of shares of Common Stock purchased in the Buy-In, times (B) the Closing Sale Price of a share of Common Stock on the Exercise Date.

(c) To the extent permitted by law and subject to Section 5(b), the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (including the limitations set forth
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in Section 11 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Subject to Section 5(b), nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares. The Company covenants that it will, at all times while this Warrant is outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof, other than those arising under the Stockholders’ Agreement. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed. The Company further covenants that it will not, without the prior written consent of the Holder, take any actions to increase the par value of the Common Stock at any time while this Warrant is outstanding.

9. Minimum Exercise Price; Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock issued and outstanding on the Original Issue Date and in accordance with the terms of such stock on the Original Issue Date or as amended, as described in the Registration Statement, that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issues by
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reclassification any additional shares of Common Stock of the Company, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, provided, however, that if such record date shall have been fixed and such dividend is not fully paid on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends. Any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity and in which the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale to another Person of all or substantially all of its assets in one transaction or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of capital stock tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other Person, as applicable, accepts such tender for payment, (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement but not including any underwritten offering, registered direct offering, private placement or other transaction with the primary purpose of financing or fund raising for the Company) with another Person whereby such other Person acquires more than the 50% of the voting power of the capital stock of the Company (except for any such transaction in which the stockholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction), or (v) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then upon such Fundamental Transaction the Holder shall have the right to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any Fundamental Transaction in which the Company is not the surviving entity or the Alternate Consideration includes securities of another Person unless (i) the Alternate Consideration is solely cash and the Company provides for the simultaneous “cashless exercise” of this Warrant pursuant to Section 10 below or (ii) prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity, ultimate parent (if the Company is a subsidiary of another Person) or other Person (including any purchaser of assets of the Company) shall assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.

(c) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e) Calculations. All calculations under this Section 9 shall be made to the nearest one-thousandth of one cent or the nearest share, as applicable.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in
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accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

(g) Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least ten (10) days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. In addition, if while this Warrant is outstanding, the Company authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction contemplated by Section 9(c), other than a Fundamental Transaction under clause (iii) of Section 9(c), the Company shall deliver to the Holder a notice of such Fundamental Transaction at least thirty (30) days prior to the date such Fundamental Transaction is consummated. Holder agrees to maintain any information disclosed pursuant to this Section 9(g) in confidence until such information is publicly available, and shall comply with applicable law with respect to trading in the Company’s securities following receipt any such information.

10. Payment of Exercise Price. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares in an exchange of securities effected pursuant to Section 3(a)(9) of the Securities Act, as determined as follows:

X = Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is then being exercised;

“A” equals the Closing Sale Prices of the Common Stock (as reported by Bloomberg Financial Markets) as of the Trading Day on the date immediately preceding the Exercise Date; and

“B” equals the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise). In the event that the Registration Statement or another registration statement registering the issuance of Warrant Shares is, for any reason, not effective at the time of exercise of this Warrant, then the Warrant may only be exercised through a cashless exercise, as set forth in this Section 10. Except as set forth in Section 5(b) (Buy-In remedy) and Section 12 (payment of cash in lieu of fractional shares), in no event will the exercise of this Warrant be settled in cash.

11. Limitations on Exercise.

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(a) Notwithstanding anything to the contrary contained herein (other than this Section 11), the Holder shall not be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would result in (i) the aggregate number of shares of Common Stock beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock is aggregated with the Holder’s on Holder’s Schedule 13D, to exceed [32]1[9.99]% (the “Maximum Percentage”) of the Reported Outstanding Share Number, or (ii) the combined voting power of the securities of the Company beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock is aggregated with the Holder’s on Holder’s Schedule 13D to exceed the Maximum Percentage of the voting power of the Reported Outstanding Share Number.

If the Company receives an Exercise Notice from the Holder that would cause the Holder’s beneficial ownership, as determined pursuant to this Section 11(a), to exceed the Maximum Percentage, the Company shall (i) notify the Holder in writing of (A) such fact, (B) the Reported Outstanding Share Number and (C) a reduction in the number of Warrant Shares that may be purchased pursuant to such Exercise Notice without exceeding the Maximum Percentage (the number of shares by which such purchase is reduced, the “Reduction Shares”), and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares.

Upon the written request of the Holder that provides the number of shares of Common Stock beneficially owned by the Holder as of such date, the Company shall within three (3) Trading Days confirm in writing or by electronic mail to the Holder the Reported Outstanding Share Number and the Reported Outstanding Share Number. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage specified in such notice not in excess of [32%][9.99%]; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

For purposes of this Section 11(a), the aggregate number of shares of Common Stock or voting securities beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock is aggregated with the Holder’s on Holder’s Schedule 13D and to be specified in the Exercise Notice shall be calculated in accordance with Section 13 of the Exchange Act (and shall not include Common Stock issuable upon the exercise of this Warrant, but shall include any and all other unexercised or non-converted securities of the Company that may be exercised or converted into Common Stock within 60 days at the option of the Holder and its Affiliates and any other Person whose beneficial ownership is aggregated with the Holder’s on Holder’s Schedule 13D).

Additionally, the Holder shall not be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would result any required filing and clearance under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”) if one has not been made and pre-approval obtained. If a filing and clearance under the HSR Act would be required in connection with the exercise of this Warrant, the Holder and the Company shall make such filings promptly and to seek early termination, and only exercise such Warrants after applicable approvals are obtained.

(b) Notwithstanding anything to the contrary in this Warrant (including Section 11(a)) but subject to applicable law, Section 11 shall not restrict (i) any exercise (including a conditional exercise) of this Warrant that would be effective as of immediately prior to a Fundamental Transaction or (ii) the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9(c) of this Warrant.

12. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.
1     32% for Ares Parties.
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13. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address specified in the books and records of the Transfer Agent prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or \e-mail at the facsimile number or e-mail address specified in the books and records of the Transfer Agent on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery.

If to the Company:	Infrastructure and Energy Alternatives, Inc.
6325 Digital Way, Suite 460
Indianapolis, Indiana 46278 Attn: Erin J. Roth Email: Erin.Roth@iea.net Phone: (765) 828-3513

With copy (which shall not constitute notice):	Jones Walker LLP
201 St. Charles Avenue Suite 5100
Attn: Clint Smith Email: csmith@joneswalker.com Phone: (504) 582-8429

14. Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholder services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15. Distribution Rights; Purchase Rights.

(a) In addition to any adjustments pursuant to Section 9 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Warrant Shares acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage or the other limitations set forth in Section 11) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.
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(b) In addition to any adjustments pursuant to Section 9 above, if at any time the Company grants, issues or sells any Capital Stock or rights to purchase Capital Stock or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage or the other limitations set forth in Section 11) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights.

16. Fundamental Transactions. In the event that (i) the Company submits any proposal to be voted upon by stockholders relating to any Fundamental Transaction or in furtherance of a potential Fundamental Transaction (a “Fundamental Transaction Proposal”), (ii) such Fundamental Transaction Proposal is approved by such vote and (iii) the margin of approval of such vote is such that the Fundamental Transaction Proposal would not have been approved by a majority of votes cast if all outstanding 2021 Offering Warrants (as defined below) had been converted in full into Warrant Shares immediately prior to the close of business on the record date fixed for determination of stockholders entitled to vote on such Fundamental Transaction Proposal and all such Warrant Shares had been voted against such Fundamental Transaction Proposal (such vote, the “Hypothetical Meeting”), then the Company shall not consummate the transactions relating to such Fundamental Transaction Proposal without the prior written approval of Holders of 2021 Offering Warrants corresponding to a number of such Warrant Shares that, if voted in favor of such Fundamental Transaction Proposal at such Hypothetical Meeting, would have resulted in approval of such Fundamental Transaction Approval if the remainder of such Warrant Shares had been voted against such Fundamental Transaction Proposal at such Hypothetical Meeting. For purposes of this Warrant, “2021 Offering Warrants” means the aggregate of [●] Warrants sold in the public offering of Warrants completed by the Company pursuant to the Company’s final prospectus supplement dated [July [●]], 2021.

17. Miscellaneous.

(a) Rights as a Stockholder. Except as set forth in this Warrant (including Sections 9, 15 and 16), the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or be deemed the holder Common Stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b) Authorized Shares.

(i) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be
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necessary to enable the Company to perform its obligations under this Warrant. Notwithstanding anything herein to the contrary, if after the sixty (60) calendar day anniversary of the Original Issue Date, the Holder is not permitted to exercise this Warrant in full for any reason (other than pursuant to restrictions set forth in Section 11 hereof), the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to permit such exercise.

(ii) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(c) Successors and Assigns. Subject to restrictions on transfer set forth in this Warrant and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d) Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

(e) Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f) Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF DELAWARE , FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(g) Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h) Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a
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valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

INFRASTRUCTURE AND ENERGY
ALTERNATIVES, INC.

By:
Name:
Title:

{N4415169.8}    [Signature Page to Pre-Funded Warrant]

270369144v.9

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

(1) The undersigned is the Holder of Warrant No. __ (the “Warrant”) issued by Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The undersigned hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.

(3) The Holder intends that payment of the Exercise Price shall be made as (check one):

[ ]	Cash Exercise

[ ]	“Cashless Exercise” under Section 10 of the Warrant

(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $_____________ in immediately available funds to the Company in accordance with the terms of the Warrant.

(5) Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

(6) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder, the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock is aggregated with the Holder’s on Holder’s Schedule 13D beneficially own an aggregate of _________________ shares of Common Stock, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and under Section 11(a) of the Warrant to which this notice relates.

Dated:

Name of Holder:

By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

270513128v.18

270513128v.18